UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Fuller & Thaler Behavioral Unconstrained Equity Fund

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Semi-Annual Report
March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 912-4562 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (888) 912-4562. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

411 Borel Avenue, Suite 300
San Mateo, CA 94402
(888) 912-4562

Fuller & Thaler Funds

Shareholder Letter (Unaudited)

March 31, 2020

Dear Shareholders:

Fuller & Thaler’s investment process is based on decades of research into behavioral finance. Our very own Dr. Richard Thaler won the 2017 Nobel Prize® in Economics for his research on behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules-of thumb, and have priorities beyond risk and return. We look for those mistakes. We predict when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity.

There are two kinds of mistakes that produce buying opportunities: over-reaction and under reaction. Other investors may over-react to bad news and losses (e.g., panic). Or investors may underreact to good news (e.g., not pay attention). At the individual stock level, we search for events that suggest this type of investor misbehavior. If these behaviors are present, we then analyze fundamentals. In summary, if an investor mistake is likely and the company has solid fundamentals – we buy the stock.

Our value strategies buy when others have likely over-reacted to bad news. Our growth strategies buy when others have likely under-reacted to good news. Our blend strategies combine both insights.

Our Funds deliver similar risk characteristics to their benchmarks. We believe our behavioral insights provide us with an opportunity to outperform.

Our behavioral process delivers returns primarily through stock selection. In general, we aim to deliver portfolios with similar sector composition and risk characteristics to that of each benchmark, but we will deviate when stock-specific opportunities arise.

During this ongoing COVID-19 pandemic, we’d like to briefly mention how we are responding, as a firm and as investors.

As a firm, we have been able to operate remotely with little disruption thanks to our prior business continuity planning. Our office is in San Mateo, California in the San Francisco Bay Area —earthquake country—and we prepared long ago to be able to work remotely if necessary. Our entire office has been working from home since March 9th. With widespread high-speed internet, video-conferencing, and other tools, there has been no disruption to our investment process.

As investors, we believe the ongoing volatility in the market related to the COVID-19 pandemic has demonstrated the power of our approach, which invests based on psychological principles, not formulas. Other investors initially under-reacted to the coronavirus, and then by selling stocks indiscriminately, over-reacted in many stocks. Our investment process is designed to capitalize on these investor mistakes. One key event that indicates investors may have over-reacted to bad news is insider buying—when management of a company buys shares of their own stock. Like us, insiders are long-term investors. We have seen the highest level of insider buying in the history of our firm.

Fuller & Thaler Funds

Shareholder Letter (Unaudited) (continued)

March 31, 2020

Looking forward, we believe that while the next few quarters are uncertain, the long-term opportunities for the stocks we own are very good.

We believe that our unique, behaviorally driven investment process will continue to identify these opportunities and allow our Funds to outperform both our peers and our benchmarks.

We thank you for your investments in our Funds.

Fuller & Thaler

Nobel Prize® is a trademark of the Nobel Foundation.

Investment Results (Unaudited)

Average Annual Total Returns* as of March 31, 2020

	Six Months	One Year	Three Year	Five Year	Since Inception (9/8/11)	Since Inception (12/19/18)
Fuller & Thaler Behavioral Small-Cap Equity Fund
R6 Shares	-19.47%	-15.30%	-2.14%	3.54%	10.62%
Institutional Shares	-19.50%	-15.40%	-2.24%	3.39%	10.48%
Investor Shares	-19.65%	-15.67%	-2.48%	3.18%	10.26%
A Shares
Without Load	-19.50%	-15.48%				-3.11%
With Load	-24.13%	-20.36%				-7.49%
C Shares
Without Load	-19.86%	-16.09%				-3.82%
With Load	-20.66%	-16.09%				-3.82%
Russell 2000® Index(a)	-23.72%	-23.99%	-4.64%	-0.25%	7.59%	-10.21%

	R6 Shares	Institutional Shares	Investor Shares	A Shares	C Shares
Expense Ratios(b)	0.72%	0.82%	1.10%	1.01%	1.72%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”) distributions or the redemption of Small-Cap Equity Fund shares. Current performance of the Small-Cap Equity Fund may be lower or higher than the performance quoted. The Small-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized. Prior to October 26, 2015, the performance reflected represents that of a series of Allianz Funds Multi-Strategy Trust for which Fuller & Thaler Asset Management, Inc. (the “Adviser”) served as the sole sub-adviser (“the Predecessor Fund”) (see Note 1).

(a) The Russell 2000® Index (“Russell 2000”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Equity Fund’s portfolio. The Russell 2000 measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index and represents approximately 10% of total market capitalization of that index. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b) The expense ratios are from the Small-Cap Equity Fund’s most recent prospectus dated January 28, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.99% and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2021. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as

Investment Results (Unaudited) (continued)

acquired fund fees and expenses incurred by the Small-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees of the Trust (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Equity Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights.

The Small-Cap Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The Small-Cap Equity Fund’s prospectus contains this and other important information about the Small-Cap Equity Fund and may be obtained by calling (888) 912-4562. Please read it carefully before investing.

The Small-Cap Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of March 31, 2020

	Six Months	One Year	Since Inception (12/21/17)	Since Inception (12/19/18)
Fuller & Thaler Behavioral Small-Cap Growth Fund
R6 Shares	-16.38%	-18.99%	-4.13%
Institutional Shares	-16.41%	-19.10%	-4.23%
Investor Shares	-16.53%	-19.29%	-4.46%
A Shares
Without Load	-16.54%	-19.34%		-6.32%
With Load	-21.34%	-23.97%		-10.57%
C Shares
Without Load	-16.78%	-19.77%		-6.81%
With Load	-17.62%	-19.77%		-6.81%
Russell 2000® Growth Index(a)	-17.31%	-18.58%	-6.38%	-3.27%

	Expense Ratios(b)
	R6 Shares	Institutional Shares	Investor Shares	A Shares	C Shares
Gross	2.19%	2.25%	2.57%	2.15%	2.87%
With Applicable Waivers	0.90%	0.99%	1.25%	1.30%	1.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”) distributions or the redemption of Small-Cap Growth Fund shares. Current performance of the Small-Cap Growth Fund may be lower or higher than the performance quoted. The Small-Cap Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Growth Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(a) The Russell 2000® Growth Index (“Russell 2000 Growth”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Growth Fund’s portfolio. Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b) The expense ratios are from the Small-Cap Growth Fund’s most recent prospectus dated January 28, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Cap Growth Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80% 1.25%, 0.99%, and 0.90% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2021. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Growth Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Growth Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Cap Growth Fund in any fiscal year. During any fiscal year that the

Investment Results (Unaudited) (continued)

Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Growth Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights.

The Small-Cap Growth Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small-Cap Growth Fund and may be obtained by calling (888) 912-4562. Please read it carefully before investing.

The Small-Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of March 31, 2020

	Six Months	One Year	Since Inception (12/21/17)
Fuller & Thaler Behavioral Mid-Cap Value Fund
R6 Shares	-28.29%	-23.10%	-10.56%
Institutional Shares	-28.33%	-23.22%	-10.64%
Investor Shares	-28.44%	-23.42%	-10.91%
Russell Midcap® Value Index(a)	-27.37%	-24.13%	-11.20%

	Expense Ratios(b)
	R6 Shares	Institutional Shares	Investor Shares
Gross	1.72%	1.81%	2.10%
With Applicable Waivers	0.80%	0.90%	1.15%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”) distributions or the redemption of Mid-Cap Value Fund shares. Current performance of the Mid-Cap Value Fund may be lower or higher than the performance quoted. The Mid-Cap Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Mid-Cap Value Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(a) The Russell Midcap® Value Index (“Russell Midcap Value”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Mid-Cap Value Fund’s portfolio. The Russell Midcap Value measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b) The expense ratios are from the Mid-Cap Value Fund’s most recent prospectus dated January 28, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse Mid-Cap Value Fund expenses so that total annual operating expenses do not exceed 1.15%, 0.90%, and 0.80% for Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2021. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Mid-Cap Value Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Value Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Mid-Cap Value Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the

Investment Results (Unaudited) (continued)

Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Mid-Cap Value Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights.

The Mid-Cap Value Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Mid-Cap Value Fund and may be obtained by calling (888) 912-4562. Please read it carefully before investing.

The Mid-Cap Value Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Total Returns* as of March 31, 2020

	Six Months	One Year	Since Inception (12/26/18)
Fuller & Thaler Behavioral Unconstrained Equity Fund
R6 Shares	-20.10%	-14.75%	2.52%
Institutional Shares	-20.16%	-14.85%	2.40%
Russell 3000® Index(a)	-13.70%	-9.13%	4.21%

	Expense Ratios(b)
	R6 Shares	Institutional Shares
Gross	4.33%	4.39%
With Applicable Waivers	0.90%	0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”) distributions or the redemption of Unconstrained Equity Fund shares. Current performance of the Unconstrained Equity Fund may be lower or higher than the performance quoted. The Unconstrained Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Unconstrained Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(a) The Russell 3000® Index (“Russell 3000”) measures the performance of the broad U.S. equity market. The Russell 3000 represents the 3000 largest U.S. publicly traded companies as measured by market capitalization. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b) The expense ratios are from the Unconstrained Equity Fund’s most recent prospectus dated January 28, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse Unconstrained Equity Fund expenses so that total annual operating expenses do not exceed 0.99% and 0.90% for Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2021. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Unconstrained Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Unconstrained Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Unconstrained Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Unconstrained Equity Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

The Unconstrained Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Unconstrained Equity Fund and may be obtained by calling (888) 912-4562. Please read it carefully before investing.

The Unconstrained Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Total Returns* as of March 31, 2020

	Six Months	One Year	Since Inception (12/26/18)
Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Institutional Shares	-25.18%	-22.69%	-8.31%
Russell 2500® Index(a)	-23.72%	-22.47%	-7.03%

Expense Ratios(b)
Institutional Shares
Gross	6.27%
With Applicable Waivers	0.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) distributions or the redemption of Small-Mid Core Equity Fund shares. Current performance of the Small-Mid Core Equity Fund may be lower or higher than the performance quoted. The Small-Mid Core Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Mid Core Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(a) The Russell 2500® Index (“Russell 2500”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Mid Core Equity Fund’s portfolio. The Russell 2500 measures the performance of those Russell 2500 companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b) The expense ratios are from the Small-Mid Core Equity Fund’s most recent prospectus dated January 28, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Mid Core Equity Fund expenses so that total annual operating expenses do not exceed 0.95% of the Small-Mid Core Equity Fund’s Institutional Shares average daily net assets through January 31, 2021. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Mid Core Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Mid Core Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Mid Core Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at

Investment Results (Unaudited) (continued)

any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Mid Core Equity Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights.

The Small-Mid Core Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small-Mid Core Equity Fund and may be obtained by calling (888) 912-4562. Please read it carefully before investing.

The Small-Mid Core Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Total Returns* as of March 31, 2020

	Six Months	One Year	Since Inception (12/28/18)
Fuller & Thaler Behavioral Micro-Cap Equity Fund
Institutional Shares	-39.10%	-45.64%	-28.12%
Russell Microcap® Index(a)	-22.85%	-26.37%	-13.02%

Expense Ratios(b)
Institutional Shares
Gross	5.28%
With Applicable Waivers	1.75%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) distributions or the redemption of Micro-Cap Equity Fund shares. Current performance of the Micro-Cap Equity Fund may be lower or higher than the performance quoted. The Micro-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Micro-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(a) The Russell Microcap® Index (“Russell Microcap”) measures the performance of the microcap segment of the U.S. equity market. Russell Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b) The expense ratios are from the Micro-Cap Equity Fund’s most recent prospectus dated January 28, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse Micro-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.75% of the Micro-Cap Equity Fund’s Institutional Shares average daily net assets through January 31, 2021. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Micro-Cap Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Micro-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Micro-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Micro-Cap Equity Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

The Micro-Cap Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Micro-Cap Equity Fund and may be obtained by calling (888) 912-4562. Please read it carefully before investing.

The Micro-Cap Equity Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Portfolio Illustration (Unaudited)

March 31, 2020

Fuller & Thaler Behavioral Small-Cap Equity Fund Sector Holdings as of March 31, 2020.*

Fuller & Thaler Behavioral Small-Cap Growth Fund Sector Holdings as of March 31, 2020.*

*	As a percentage of net assets.

Portfolio Illustration (Unaudited)

March 31, 2020

Fuller & Thaler Behavioral Mid-Cap Value Fund Sector Holdings as of March 31, 2020.*

Fuller & Thaler Behavioral Unconstrained Equity Fund Sector Holdings as of March 31, 2020.*

*	As a percentage of net assets.

Portfolio Illustration (Unaudited)

March 31, 2020

Fuller & Thaler Behavioral Small-Mid Core Equity Fund Sector Holdings as of March 31, 2020.*

Fuller & Thaler Behavioral Micro-Cap Equity Fund Sector Holdings as of March 31, 2020.*

*	As a percentage of net assets.

Availability of Portfolio Schedules (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available on the SEC’s website at http://www.sec.gov.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 95.90%

Banks — 10.22%
BancorpSouth Bank	558,141	$10,560,028
Bank of Hawaii Corporation	335,780	18,548,487
F.N.B. Corporation	4,114,144	30,321,241
Farmers National Banc Corporation	99,290	1,154,743
Financial Institutions, Inc.	160,041	2,903,144
First Citizens BancShares, Inc., Class A	88,321	29,399,411
First Commonwealth Financial Corporation	108,607	992,668
First Financial Corporation	20,492	690,990
Fulton Financial Corporation	3,077,243	35,357,521
Hancock Whitney Corporation	944,189	18,430,569
Lakeland Bancorp, Inc.	89,396	966,371
Lakeland Financial Corporation	462,123	16,983,020
Peapack-Gladstone Financial Corporation	141,161	2,533,840
TowneBank	170,398	3,082,500
TriState Capital Holdings, Inc.(a)	695,942	6,729,759
		178,654,292
Building Products — 0.82%
Cornerstone Building Brands, Inc.(a)	329,498	1,502,511
Masonite International Corporation(a)	184,712	8,764,584
Trex Company, Inc.(a)	51,707	4,143,799
		14,410,894
Capital Markets — 1.28%
Blucora, Inc.(a)	836,803	10,083,476
Federated Hermes, Inc., Class B	296,051	5,639,772
Hamilton Lane, Inc., Class A	120,395	6,659,047
		22,382,295
Chemicals — 0.41%
PolyOne Corporation	380,070	7,209,928

Commercial Services & Supplies — 0.95%
Clean Harbors, Inc.(a)	106,035	$5,443,837
Deluxe Corporation	295,900	7,672,687
SP Plus Corporation(a)	165,251	3,428,958
		16,545,482
Communications Equipment — 0.15%
Comtech Telecommunications Corporation	201,000	2,671,290

Construction & Engineering — 7.09%
Comfort Systems USA, Inc.	792,239	28,956,335
EMCOR Group, Inc.	473,460	29,032,567
MasTec, Inc.(a)	1,658,437	54,280,644
Quanta Services, Inc.	366,600	11,632,218
		123,901,764
Distributors — 0.33%
Core-Mark Holding Company, Inc.	200,890	5,739,427

Diversified Consumer Services — 1.65%
K12, Inc.(a)	1,525,096	28,763,311

Electric Utilities — 1.86%
Otter Tail Corporation	129,219	5,745,077
Portland General Electric Company	557,221	26,713,175
		32,458,252
Electrical Equipment — 2.15%
Generac Holdings, Inc.(a)	403,342	37,579,374

Electronic Equipment, Instruments & Components — 7.23%
Avnet, Inc.	243,323	6,107,407
Insight Enterprises, Inc.(a)	69,826	2,941,769
Jabil, Inc.	1,243,438	30,563,706
Sanmina Corporation(a)	966,375	26,362,710
SYNNEX Corporation	233,620	17,077,622
Tech Data Corporation(a)	317,300	41,518,705
Vishay Precision Group, Inc.(a)	92,638	1,860,171
		126,432,090
Equity Real Estate Investment Trusts (REITs) — 6.82%
Apple Hospitality REIT, Inc.	2,462,336	22,579,622
City Office REIT, Inc.	1,031,545	7,458,070
Columbia Property Trust, Inc.	598,947	7,486,838

18	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments (continued)

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)

Equity Real Estate Investment Trusts (REITs) — (continued)
CorEnergy Infrastructure Trust, Inc.	158,690	$2,916,722
Industrial Logistics Properties Trust	440,421	7,724,984
Monmouth Real Estate Investment Corporation	433,459	5,223,181
Office Properties Income Trust	328,283	8,945,712
OUTFRONT Media, Inc.	666,096	8,978,974
Piedmont Office Realty Trust, Inc., Class A	890,937	15,733,947
Sunstone Hotel Investors, Inc.	2,399,235	20,897,337
Xenia Hotels & Resorts, Inc.	1,094,978	11,278,273
		119,223,660
Food Products — 0.41%
Simply Good Foods Company (The)(a)	376,287	7,247,288

Gas Utilities — 1.78%
ONE Gas, Inc.	186,783	15,618,794
Southwest Gas Holdings, Inc.	223,603	15,553,825
		31,172,619
Health Care Equipment & Supplies — 1.95%
Integer Holdings Corporation(a)	378,652	23,802,065
Integra LifeSciences Holdings Corp.(a)	136,219	6,084,903
Lantheus Holdings, Inc.(a)	326,411	4,165,004
		34,051,972
Health Care Providers & Services — 3.38%
Amedisys, Inc.(a)	158,213	29,038,414
Chemed Corporation	56,295	24,386,994
Select Medical Holdings Corporation(a)	374,739	5,621,085
		59,046,493
Hotels, Restaurants & Leisure — 0.30%
Extended Stay America, Inc.	559,929	4,093,081
Ruth’s Hospitality Group, Inc.	172,852	1,154,651
		5,247,732
Household Durables — 3.97%
Helen of Troy Ltd.(a)	423,291	$60,966,603
TopBuild Corporation(a)	116,421	8,340,400
		69,307,003
Industrial Conglomerates — 0.17%
Raven Industries, Inc.	143,060	3,037,164

Insurance — 5.38%
James River Group Holdings Ltd.	473,675	17,165,982
Kemper Corporation	880,727	65,499,667
Primerica, Inc.	128,508	11,370,388
		94,036,037
Internet & Direct Marketing Retail — 0.65%
Qurate Retail, Inc., Series A(a)	1,853,800	11,317,449

IT Services — 5.19%
CoreLogic, Inc.	93,400	2,852,436
CSG Systems International, Inc.	983,515	41,160,103
EVERTEC, Inc.	1,668,733	37,930,301
Perspecta, Inc.	481,428	8,781,247
		90,724,087
Leisure Products — 0.32%
Johnson Outdoors, Inc., Class A	89,154	5,589,956

Life Sciences Tools & Services — 6.16%
Bruker Corporation	1,148,164	41,173,161
Medpace Holdings, Inc.(a)	684,511	50,229,418
PRA Health Sciences, Inc.(a)	196,107	16,284,725
		107,687,304
Marine — 0.20%
Costamare, Inc.	782,924	3,538,816

Media — 0.31%
Sinclair Broadcast Group, Inc., Class A	338,094	5,436,552

Metals & Mining — 1.22%
Commercial Metals Company	938,435	14,817,889
Gold Resource Corporation	725,007	1,993,769
Worthington Industries, Inc.	172,900	4,538,625
		21,350,283

See accompanying notes which are an integral part of these financial statements.	19

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments (continued)

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)

Mortgage Real Estate Investment Trusts (REITs) — 0.20%
Apollo Commercial Real Estate Finance, Inc.	307,100	$2,278,682
Dynex Capital, Inc.	122,400	1,277,856
		3,556,538
Multi-Utilities — 0.25%
Unitil Corporation	84,231	4,406,966

Oil, Gas & Consumable Fuels — 1.62%
Brigham Minerals, Inc., Class A	197,897	1,636,608
Cimarex Energy Company	418,742	7,047,428
Delek US Holdings, Inc.	974,446	15,357,269
W&T Offshore, Inc.(a)	2,480,008	4,216,014
		28,257,319
Pharmaceuticals — 2.15%
Horizon Therapeutics plc(a)	982,429	29,099,547
Supernus Pharmaceuticals, Inc.(a)	471,058	8,474,333
		37,573,880
Professional Services — 2.33%
CRA International, Inc.	52,527	1,754,927
FTI Consulting, Inc.(a)	280,907	33,644,231
Kforce, Inc.	206,068	5,269,159
		40,668,317
Real Estate Management & Development — 0.30%
Marcus & Millichap, Inc.(a)	150,405	4,075,975
RMR Group, Inc. (The), Class A	44,415	1,197,873
		5,273,848
Road & Rail — 2.47%
Landstar System, Inc.	449,795	43,117,349

Semiconductors & Semiconductor Equipment — 1.07%
Amkor Technology, Inc.(a)	2,174,787	16,941,591
DSP Group, Inc.(a)	136,138	1,824,249
		18,765,840
Software — 3.86%
j2 Global, Inc.(a)	701,260	52,489,311
Progress Software Corporation	465,668	14,901,376
		67,390,687
Specialty Retail — 2.62%
Designer Brands, Inc., Class A	994,254	$4,951,385
MarineMax, Inc.(a)	217,166	2,262,870
Murphy USA, Inc.(a)	318,182	26,841,834
Rent-A-Center, Inc.	562,689	7,956,422
Sleep Number Corporation(a)	196,600	3,766,856
		45,779,367
Textiles, Apparel & Luxury Goods — 2.78%
Deckers Outdoor Corporation(a)	362,400	48,561,600

Thrifts & Mortgage Finance — 0.79%
Federal Agricultural Mortgage Corporation, Class C	95,368	5,305,322
Washington Federal, Inc.	327,600	8,504,496
		13,809,818
Trading Companies & Distributors — 3.11%
Applied Industrial Technologies, Inc.	391,897	17,917,531
BMC Stock Holdings, Inc.(a)	1,465,547	25,984,148
WESCO International, Inc.(a)	459,340	10,495,919
		54,397,598
Total Common Stocks (Cost $1,919,635,272)		1,676,321,941

MONEY MARKET FUNDS - 5.86%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.34%(b)	102,435,145	102,435,145

Total Money Market Funds (Cost $102,435,145)		102,435,145
Total Investments — 101.76% (Cost $2,022,070,417)		1,778,757,086
Liabilities in Excess of Other Assets — (1.76)%		(30,816,004)
NET ASSETS — 100.00%		$1,747,941,082

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of March 31, 2020.

20	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund
Schedule of Investments

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 96.30%

Airlines — 1.18%
Allegiant Travel Company	1,810	$148,058

Auto Components — 0.96%
Adient plc(a)	13,300	120,631

Biotechnology — 5.88%
Halozyme Therapeutics, Inc.(a)	16,200	291,438
Sarepta Therapeutics, Inc.(a)	4,575	447,527
		738,965
Building Products — 2.26%
Trex Company, Inc.(a)	3,550	284,497

Consumer Finance — 1.22%
OneMain Holdings, Inc.	8,025	153,438

Diversified Consumer Services — 1.84%
Chegg, Inc.(a)	6,475	231,676

Entertainment — 2.77%
Zynga, Inc., Class A(a)	50,790	347,912

Food & Staples Retailing — 2.13%
Grocery Outlet Holding Corporation(a)	7,800	267,852

Food Products — 1.81%
Darling Ingredients, Inc.(a)	11,900	228,123

Health Care Equipment & Supplies — 9.39%
Integer Holdings Corporation(a)	4,245	266,841
Merit Medical Systems, Inc.(a)	8,900	278,125
Nevro Corporation(a)	2,940	293,941
Tandem Diabetes Care, Inc.(a)	5,325	342,664
		1,181,571
Health Care Providers & Services — 10.53%
Amedisys, Inc.(a)	3,220	590,998
Guardant Health, Inc.(a)	3,970	276,312
HealthEquity, Inc.(a)	5,325	269,392
Select Medical Holdings Corporation(a)	12,500	187,500
		1,324,202
Hotels, Restaurants & Leisure — 2.64%
Churchill Downs, Inc.	3,230	$332,529

Household Durables — 5.16%
Helen of Troy Ltd.(a)	2,150	309,664
Meritage Homes Corporation(a)	5,180	189,121
Tempur Sealy International, Inc.(a)	3,400	148,614
		647,399
Insurance — 3.71%
eHealth, Inc.(a)	3,315	466,818

Internet & Direct Marketing Retail — 2.38%
Stamps.com, Inc.(a)	2,300	299,184

IT Services — 2.31%
ManTech International Corporation, Class A	4,000	290,680

Life Sciences Tools & Services — 2.84%
Repligen Corporation(a)	3,700	357,198

Machinery — 1.29%
Evoqua Water Technologies Corporation(a)	14,500	162,545

Professional Services — 4.75%
FTI Consulting, Inc.(a)	4,990	597,652

Semiconductors & Semiconductor Equipment — 12.49%
Cirrus Logic, Inc.(a)	5,785	379,670
Ichor Holdings Ltd.(a)	8,800	168,608
Lattice Semiconductor Corporation(a)	17,690	315,236
MACOM Technology Solutions Holdings, Inc.(a)	19,655	372,069
Synaptics, Inc.(a)	5,790	335,067
		1,570,650

See accompanying notes which are an integral part of these financial statements.	21

Fuller & Thaler Behavioral Small-Cap Growth Fund
Schedule of Investments (continued)

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)

Software — 15.70%
Box, Inc., Class A(a)	18,855	$264,724
Cloudera, Inc.(a)	33,375	262,661
Five9, Inc.(a)	5,600	428,175
Mimecast Ltd.(a)	6,385	225,391
Ping Identity Holding Corporation(a)	15,870	317,717
Trade Desk, Inc. (The), Class A(a)	1,155	222,915
Varonis Systems, Inc.(a)	3,968	252,643
		1,974,226
Specialty Retail — 1.64%
National Vision Holdings, Inc.(a)	10,640	206,629

Textiles, Apparel & Luxury Goods — 1.42%
Crocs, Inc.(a)	10,525	178,820

Total Common Stocks/Investments — 96.30% (Cost $13,271,952)		12,111,255
Other Assets in Excess of Liabilities — 3.70%		465,380
NET ASSETS — 100.00%		$12,576,635

(a)	Non-income producing security.

22	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund
Schedule of Investments

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.41%

Aerospace & Defense — 2.01%
Arconic, Inc.	17,550	$281,853

Banks — 12.38%
CIT Group, Inc.	8,050	138,943
Commerce Bancshares, Inc.	4,744	238,860
East West Bancorp, Inc.	11,325	291,506
First Horizon National Corporation	38,440	309,826
KeyCorp	22,740	235,814
M&T Bank Corporation	2,360	244,095
TCF Financial Corporation	12,402	281,029
		1,740,073
Building Products — 1.50%
Johnson Controls International plc	7,800	210,288

Chemicals — 3.78%
Celanese Corporation	2,975	218,335
Sherwin-Williams Company (The)	410	188,403
W.R. Grace & Company	3,500	124,600
		531,338
Commercial Services & Supplies — 1.87%
Republic Services, Inc.	3,500	262,710

Communications Equipment — 1.19%
CommScope Holding Company, Inc.(a)	18,345	167,123

Consumer Finance — 1.77%
Synchrony Financial	15,425	248,188

Containers & Packaging — 12.51%
Berry Global Group, Inc.(a)	15,275	514,920
Crown Holdings, Inc.(a)	7,930	460,257
Graphic Packaging Holding Company	42,555	519,172
WestRock Company	9,350	264,231
		1,758,580
Electric Utilities — 4.63%
Alliant Energy Corporation	5,500	$265,595
Edison International	3,050	167,110
Pinnacle West Capital Corporation	2,875	217,896
		650,601
Electrical Equipment — 1.28%
AMETEK, Inc.	2,500	180,050

Energy Equipment & Services — 0.60%
Patterson-UTI Energy, Inc.	36,080	84,788

Entertainment — 1.28%
Live Nation Entertainment, Inc.(a)	3,950	179,567

Equity Real Estate Investment Trusts (REITs) — 6.65%
Brixmor Property Group, Inc.	17,350	164,825
Colony Capital, Inc., Class A	40,800	71,400
Public Storage	2,050	407,150
Retail Properties of America, Inc., Class A	13,650	70,571
W.P. Carey, Inc.	3,800	220,704
		934,650
Food Products — 3.58%
Ingredion, Inc.	2,985	225,368
J.M. Smucker Company (The)	2,500	277,500
		502,868
Health Care Providers & Services — 3.82%
Centene Corporation(a)	3,000	178,230
Henry Schein, Inc.(a)	3,350	169,242
Laboratory Corporation of America Holdings(a)	1,500	189,585
		537,057
Hotels, Restaurants & Leisure — 1.54%
Aramark	10,840	216,475

Household Durables — 4.05%
Mohawk Industries, Inc.(a)	2,020	154,005
Newell Brands, Inc.	17,881	237,459
Whirlpool Corporation	2,080	178,464
		569,928

See accompanying notes which are an integral part of these financial statements.	23

Fuller & Thaler Behavioral Mid-Cap Value Fund
Schedule of Investments (continued)

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)

Industrial Conglomerates — 1.01%
Roper Technologies, Inc.	455	$141,874

Insurance — 5.53%
Assured Guaranty Ltd.	4,750	122,503
Everest Re Group Ltd.	1,315	253,032
Globe Life, Inc.	2,300	165,531
Markel Corporation(a)	255	236,612
		777,678
IT Services — 1.78%
Amdocs Ltd.	4,550	250,113

Machinery — 2.22%
Donaldson Company, Inc.	4,300	166,109
Snap-on, Inc.	1,340	145,819
		311,928
Multi-Line Retail — 5.82%
Dollar General Corporation	2,925	441,704
Dollar Tree, Inc.(a)	5,125	376,534
		818,238
Multi-Utilities — 1.17%
CMS Energy Corporation	2,800	164,500

Oil, Gas & Consumable Fuels — 2.48%
Cheniere Energy, Inc.(a)	4,050	135,675
Continental Resources, Inc.	9,900	75,636
Occidental Petroleum Corporation	1,747	20,230
Pioneer Natural Resources Company	1,660	116,449
		347,990
Professional Services — 2.49%
Nielsen Holdings plc	6,850	$85,899
Verisk Analytics, Inc.	1,900	264,822
		350,721
Road & Rail — 3.60%
AMERCO	600	174,330
Kansas City Southern	2,615	332,575
		506,905
Software — 1.32%
Verint Systems, Inc.(a)	4,300	184,900

Specialty Retail — 4.79%
Advance Auto Parts, Inc.	1,100	102,652
CarMax, Inc.(a)	5,210	280,454
O’Reilly Automotive, Inc.(a)	965	290,514
		673,620
Technology Hardware, Storage & Peripherals — 0.55%
NCR Corporation(a)	4,400	77,880

Trading Companies & Distributors — 1.21%
HD Supply Holdings, Inc.(a)	6,000	170,580

Total Common Stocks/Investments — 98.41% (Cost $18,430,423)		13,833,064
Other Assets in Excess of Liabilities — 1.59%		224,143
NET ASSETS — 100.00%		$14,057,207

(a)	Non-income producing security.

24	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund
Schedule of Investments

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 93.19%

Airlines — 4.27%
Southwest Airlines Company	43,495	$1,548,857

Auto Components — 1.55%
Cooper-Standard Holdings, Inc.(a)	54,845	563,258

Chemicals — 4.58%
Ecolab, Inc.	10,675	1,663,485

Commercial Services & Supplies — 5.02%
Cintas Corporation	10,530	1,824,007

Consumer Finance — 3.20%
Synchrony Financial	72,185	1,161,457

Electrical Equipment — 6.66%
Generac Holdings, Inc.(a)	25,955	2,418,227

Electronic Equipment, Instruments & Components — 4.05%
Zebra Technologies Corporation, Class A(a)	8,010	1,470,636

Equity Real Estate Investment Trusts (REITs) — 3.65%
Gaming and Leisure Properties, Inc.	47,870	1,326,478

Hotels, Restaurants & Leisure — 6.18%
Yum China Holdings, Inc.	52,655	2,244,683

Internet & Direct Marketing Retail — 10.37%
Booking Holdings, Inc.(a)	1,170	1,574,024
eBay, Inc.	72,885	2,190,924
		3,764,948
IT Services — 4.75%
VeriSign, Inc.(a)	9,580	$1,725,262

Life Sciences Tools & Services — 3.77%
Waters Corporation(a)	7,520	1,369,016

Machinery — 8.74%
Allison Transmission Holdings, Inc.	42,470	1,384,947
Parker-Hannifin Corporation	13,795	1,789,624
		3,174,571
Media — 3.90%
Liberty Media Corporation - Liberty SiriusXM, Class C(a)	44,815	1,417,050

Road & Rail — 5.07%
Union Pacific Corporation	13,065	1,842,688

Semiconductors & Semiconductor Equipment — 8.68%
Cabot Microelectronics Corporation	14,850	1,694,979
Lam Research Corporation	6,070	1,456,800
		3,151,779
Specialty Retail — 8.75%
O’Reilly Automotive, Inc.(a)	4,490	1,351,715
Ross Stores, Inc.	20,975	1,824,195
		3,175,910
Total Common Stocks/ Investments — 93.19% (Cost $41,181,500)		33,842,312
Other Assets in Excess of Liabilities — 6.81%		2,471,273
NET ASSETS — 100.00%		$36,313,585

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.	25

Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Schedule of Investments

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 93.80%

Airlines — 2.21%
Alaska Air Group, Inc.	720	$20,498
JetBlue Airways Corporation(a)	2,590	23,181
		43,679
Auto Components — 0.93%
Cooper-Standard Holdings, Inc.(a)	1,785	18,332

Banks — 9.49%
East West Bancorp, Inc.	1,250	32,175
First Citizens BancShares, Inc., Class A	115	38,280
Live Oak Bancshares, Inc.	3,765	46,951
PacWest Bancorp	1,470	26,342
Western Alliance Bancorporation	1,425	43,619
		187,367
Biotechnology — 1.98%
Exelixis, Inc.(a)	2,265	39,003

Chemicals — 3.90%
Huntsman Corporation	2,950	42,569
NewMarket Corporation	90	34,458
		77,027
Diversified Financial Services — 2.58%
Voya Financial, Inc.	1,255	50,890

Electrical Equipment — 4.15%
Generac Holdings, Inc.(a)	880	81,990

Electronic Equipment, Instruments & Components — 2.69%
Keysight Technologies, Inc.(a)	195	16,318
Zebra Technologies Corporation, Class A(a)	200	36,720
		53,038
Entertainment — 1.87%
SciPlay Corporation(a)	3,880	36,957

Equity Real Estate Investment Trusts (REITs) — 8.20%
American Assets Trust, Inc.	1,175	$29,375
Gaming and Leisure Properties, Inc.	2,425	67,197
Site Centers Corporation	2,620	13,650
STORE Capital Corporation	2,845	51,551
		161,773
Food Products — 2.97%
Lancaster Colony Corporation	405	58,579

Gas Utilities — 1.95%
UGI Corporation	1,440	38,405

Health Care Equipment & Supplies — 2.11%
DENTSPLY SIRONA, Inc.	1,075	41,742

Health Care Providers & Services — 2.36%
Universal Health Services, Inc., Class B	470	46,568

Hotels, Restaurants & Leisure — 3.59%
Ruth’s Hospitality Group, Inc.	3,910	26,119
Yum China Holdings, Inc.	1,050	44,761
		70,880
Household Durables — 1.24%
Mohawk Industries, Inc.(a)	320	24,397

Insurance — 3.50%
Brown & Brown, Inc.	1,910	69,180

IT Services — 3.20%
Leidos Holdings, Inc.	690	63,238

Life Sciences Tools & Services — 2.35%
Waters Corporation(a)	255	46,423

Machinery — 6.93%
Allison Transmission Holdings, Inc.	970	31,632
Altra Industrial Motion Corporation	1,850	32,357
Hillenbrand, Inc.	1,685	32,200
Oshkosh Corporation	630	40,527
		136,716

26	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Schedule of Investments (continued)

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)

Media — 1.16%
Liberty Latin America Ltd., Class C(a)	2,225	$22,829

Metals & Mining — 1.46%
Steel Dynamics, Inc.	1,280	28,851

Oil, Gas & Consumable Fuels — 1.28%
WPX Energy, Inc.(a)	8,260	25,193

Road & Rail — 2.48%
Kansas City Southern	385	48,964

Semiconductors & Semiconductor Equipment — 11.30%
Advanced Energy Industries, Inc.(a)	725	35,155
Cabot Microelectronics Corporation	645	73,620
Entegris, Inc.	1,240	55,515
Power Integrations, Inc.	665	58,739
		223,029
Software — 2.41%
Aspen Technology, Inc.(a)	500	$47,535

Technology Hardware, Storage & Peripherals — 1.60%
Xerox Holdings Corporation	1,665	31,535

Textiles, Apparel & Luxury Goods — 2.44%
Carter’s, Inc.	560	36,809
PVH Corporation	300	11,292
		48,101
Trading Companies & Distributors — 1.47%
HD Supply Holdings, Inc.(a)	1,020	28,999

Total Common Stocks/Investments — 93.80% (Cost $2,359,502)		1,851,220
Other Assets in Excess of Liabilities — 6.20%		122,454
NET ASSETS — 100.00%		$1,973,674

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.	27

Fuller & Thaler Behavioral Micro-Cap Equity Fund
Schedule of Investments

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 95.76%

Aerospace & Defense — 1.30%
Ducommun, Inc.(a)	1,293	$32,131

Biotechnology — 3.84%
PDL BioPharma, Inc.(a)	33,610	94,780

Building Products — 2.00%
Cornerstone Building Brands, Inc.(a)	10,816	49,320

Capital Markets — 4.63%
B. Riley Financial, Inc.(a)	3,951	72,777
WisdomTree Investments, Inc.	17,800	41,474
		114,251
Chemicals — 2.71%
Flotek Industries, Inc.(a)	21,213	18,880
Intrepid Potash, Inc.(a)	29,599	23,679
LSB Industries, Inc.(a)	11,584	24,326
		66,885
Construction & Engineering — 1.68%
HC2 Holdings, Inc.(a)	26,750	41,463

Consumer Finance — 1.20%
Regional Management Corporation(a)	2,166	29,588

Diversified Consumer Services — 2.55%
Carriage Services, Inc.	3,897	62,937

Electronic Equipment, Instruments & Components — 1.50%
Arlo Technologies, Inc.(a)	15,301	37,181

Equity Real Estate Investment Trusts (REITs) — 5.79%
CatchMark Timber Trust, Inc., Class A	6,935	50,071
Hersha Hospitality Trust, Class A	4,519	16,178
Investors Real Estate Trust	1,397	76,835
		143,084
Food & Staples Retailing — 2.86%
Natural Grocers by Vitamin Cottage, Inc.	8,312	70,735

Food Products — 6.41%
Freshpet, Inc.(a)	1,287	$82,201
Landec Corporation(a)	5,448	47,343
Limoneira Company(a)	2,190	28,689
		158,233
Health Care Equipment & Supplies — 6.14%
Antares Pharma, Inc.(a)	16,034	37,840
AxoGen, Inc.(a)	4,036	41,974
Cutera, Inc.(a)	1,732	22,620
Invacare Corporation	6,615	49,150
		151,584
Health Care Providers & Services — 2.09%
Cross Country Healthcare, Inc.(a)	7,648	51,548

Hotels, Restaurants & Leisure — 4.76%
Del Taco Restaurants, Inc.(a)	6,062	20,793
Drive Shack, Inc.(a)	14,777	22,461
Lindblad Expeditions Holdings, Inc.(a)	3,477	14,499
Potbelly Corporation(a)	14,239	43,998
Red Robin Gourmet Burgers, Inc.(a)	1,856	15,813
		117,564
Household Durables — 2.08%
Universal Electronics, Inc.(a)	1,337	51,301

Interactive Media & Services — 1.26%
Cars.com, Inc.(a)	7,244	31,149

Internet Software & Services — 1.49%
Liquidity Services, Inc.(a)	9,506	36,883

IT Services — 4.46%
Limelight Networks, Inc.(a)	19,317	110,107

Machinery — 3.42%
Manitowoc Company, Inc. (The)(a)	3,352	28,492
NN, Inc.(a)	7,144	12,359
Spartan Motors, Inc.	3,373	43,545
		84,396

28	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund
Schedule of Investments (continued)

March 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)

Media — 5.82%
comScore, Inc.(a)	15,461	$43,600
Entravision Communications Corporation, Class A	25,828	52,431
WideOpenWest, Inc.(a)	10,028	47,733
		143,764
Mortgage Real Estate Investment Trusts (REITs) — 0.85%
Exantas Capital Corporation	7,618	21,026

Multi-Line Retail — 0.22%
Tuesday Morning Corporation(a)	9,608	5,532

Oil, Gas & Consumable Fuels — 2.74%
Matador Resources Company(a)	13,300	32,984
W&T Offshore, Inc.(a)	20,454	34,772
		67,756
Paper & Forest Products — 4.28%
Verso Corporation, Class A(a)	9,379	105,795

Personal Products — 2.12%
e.l.f. Beauty, Inc.(a)	5,329	52,437

Professional Services — 1.11%
Acacia Research Corporation(a)	12,321	27,353

Software — 7.15%
A10 Networks, Inc.(a)	9,070	$56,325
RealNetworks, Inc.(a)	12,961	9,462
Rubicon Project, Inc. (The)(a)	13,984	77,612
Smith Micro Software, Inc.(a)	7,883	33,187
		176,586
Specialty Retail — 5.07%
Barnes & Noble Education, Inc.(a)	13,505	18,367
Boot Barn Holdings, Inc.(a)	3,019	39,035
Chico’s FAS, Inc.	15,810	20,395
Express, Inc.(a)	11,495	17,128
MarineMax, Inc.(a)	2,904	30,260
		125,185
Technology Hardware, Storage & Peripherals — 2.67%
Diebold Nixdorf, Inc.(a)	8,826	31,068
Immersion Corporation(a)	6,486	34,764
		65,832
Trading Companies & Distributors — 1.56%
CAI International, Inc.(a)	2,734	38,659

Total Common Stocks/Investments — 95.76% (Cost $3,404,742)		2,365,045
Other Assets in Excess of Liabilities — 4.24%		104,844
NET ASSETS — 100.00%		$2,469,889

(a)	Non-income producing security.

The industries shown on the schedules of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	29

Fuller & Thaler Funds
Statements of Assets and Liabilities

March 31, 2020 (Unaudited)

	Fuller & Thaler Behavioral Small-Cap Equity Fund	Fuller & Thaler Behavioral Small-Cap Growth Fund	Fuller & Thaler Behavioral Mid-Cap Value Fund
Assets
Investments in securities at fair value (cost $2,022,070,417, $13,271,952 and $18,430,423)	$1,778,757,086	$12,111,255	$13,833,064
Cash and cash equivalents	35,000,000	601,209	441,436
Receivable for fund shares sold	12,908,630	2,479	5,500
Receivable for investments sold	13,938,182	—	—
Dividends and interest receivable	1,629,239	369	32,342
Receivable from Adviser	—	3,039	—
Prepaid expenses	90,628	27,808	10,165
Total Assets	1,842,323,765	12,746,159	14,322,507
Liabilities
Payable for investments purchased	86,655,054	—	143,223
Payable for fund shares redeemed	6,457,931	148,455	100,302
Payable to Adviser	888,414	—	977
Accrued 12b-1 fees	50,041	62	377
Accrued administrative services fees	157,418	1,864	468
Payable to Administrator	93,169	1,500	1,734
Payable to auditors	13,649	13,649	13,649
Payable to trustees	1,200	1,200	1,200
Other accrued expenses	65,807	2,794	3,370
Total Liabilities	94,382,683	169,524	265,300
Net Assets	$1,747,941,082	$12,576,635	$14,057,207
Net Assets consist of:
Paid-in capital	2,121,040,659	15,435,175	18,704,462
Accumulated deficit	(373,099,577)	(2,858,540)	(4,647,255)
Net Assets	$1,747,941,082	$12,576,635	$14,057,207
R6 Shares:
Net Assets	$303,207,188	$2,301,670	$1,927,887
Shares outstanding (unlimited number of shares authorized, no par value)	14,900,383	126,708	126,763
Net asset value, offering and redemption price per share	$20.35	$18.17	$15.21
Institutional Shares:
Net Assets	$1,322,420,196	$10,154,289	$10,733,225
Shares outstanding (unlimited number of shares authorized, no par value)	65,498,790	560,077	706,020
Net asset value, offering and redemption price per share	$20.19	$18.13	$15.20
Investor Shares:
Net Assets	$120,141,785	$103,475	$1,396,095
Shares outstanding (unlimited number of shares authorized, no par value)	5,982,157	5,740	92,124
Net asset value, offering and redemption price per share	$20.08	$18.03	$15.15

30	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)

March 31, 2020 (Unaudited)

	Fuller & Thaler Behavioral Small-Cap Equity Fund	Fuller & Thaler Behavioral Small-Cap Growth Fund		Fuller & Thaler Behavioral Mid-Cap Value Fund
A Shares:
Net Assets	$698,054	$12,498
Shares outstanding (unlimited number of shares authorized, no par value)	34,749	694
Net asset value and redemption price per share	$20.09	$18.02	(a)
Maximum offering price per share (Note 1)	$21.32	$19.12
C Shares:
Net Assets	$1,473,859	$4,703
Shares outstanding (unlimited number of shares authorized, no par value)	73,884	263
Net asset value, offering and redemption price per share (Note 1)	$19.95	$17.90	(a)

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.	31

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)

March 31, 2020 (Unaudited)

	Fuller & Thaler Behavioral Unconstrained Equity Fund		Fuller & Thaler Behavioral Small–Mid Core Equity Fund	Fuller & Thaler Behavioral Micro-Cap Equity Fund
Assets
Investments in securities at fair value (cost $41,181,500, $2,359,502 and $3,404,742)	$33,842,312		$1,851,220	$2,365,045
Cash and cash equivalents	2,486,962		132,613	113,968
Receivable for fund shares sold	250		—	250
Receivable for investments sold	—		—	836
Dividends and interest receivable	21,790		4,172	1,143
Receivable from Adviser	—		4,797	3,724
Prepaid expenses	3,882		1,648	5,441
Total Assets	36,355,196		1,994,450	2,490,407
Liabilities
Payable to Adviser	19,274		—	—
Accrued administrative services fees	542		177	191
Payable to Administrator	2,291		1,500	1,500
Payable to auditors	12,451		12,451	12,450
Payable to trustees	1,200		1,200	1,200
Other accrued expenses	5,853		5,448	5,177
Total Liabilities	41,611		20,776	20,518
Net Assets	$36,313,585		$1,973,674	$2,469,889
Net Assets consist of:
Paid-in capital	43,589,672		2,480,279	3,875,888
Accumulated deficit	(7,276,087)		(506,605)	(1,405,999)
Net Assets	$36,313,585		$1,973,674	$2,469,889
R6 Shares:
Net Assets	$32,144,956
Shares outstanding (unlimited number of shares authorized, no par value)	1,570,252
Net asset value, offering and redemption price per share	$20.47
Institutional Shares:
Net Assets	$4,168,629		$1,973,674	$2,469,889
Shares outstanding (unlimited number of shares authorized, no par value)	203,795		112,531	196,400
Net asset value, offering and redemption price per share	$20.45	(a)	$17.54	$12.58

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

32	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Operations

For the six months ended March 31, 2020 (Unaudited)

	Fuller & Thaler Behavioral Small-Cap Equity Fund	Fuller & Thaler Behavioral Small-Cap Growth Fund	Fuller & Thaler Behavioral Mid-Cap Value Fund
Investment Income:
Dividend income	$13,537,995	$35,997	$168,055
Interest income	238,341	3,093	8,941
Total investment income	13,776,336	39,090	176,996
Expenses:
Adviser	6,196,332	67,174	66,404
Administrative Services - Institutional Shares	835,893	4,517	6,050
Administration	353,776	3,151	2,974
12b-1 fees- Investor Shares	167,451	175	2,281
Transfer agent	127,576	1,724	3,614
Fund accounting	126,278	1,124	1,062
Registration	102,509	34,512	9,889
Administrative Services - Investor Shares	101,288	57	1,045
Report printing	62,524	974	743
Custodian	60,502	2,221	1,134
Legal	23,309	6,290	6,286
Audit and tax preparation	9,249	9,249	9,249
Trustee	7,796	7,796	7,796
12b-1 fees- C Shares	5,361	28	—
Compliance services	3,000	3,000	3,000
Pricing	1,670	534	699
12b-1 fees- A Shares	927	7	—
Administrative Services - A Shares	458	1	—
Interest	—	64	—
Miscellaneous	60,565	8,263	7,128
Total expenses	8,246,464	150,861	129,354
Fees contractually waived and expenses reimbursed by Adviser	—	(73,686)	(48,865)
Net operating expenses	8,246,464	77,175	80,489
Net investment income (loss)	5,529,872	(38,085)	96,507
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(71,263,540)	(743,264)	(146,403)
Net change in unrealized depreciation of investment securities	(346,813,501)	(1,755,816)	(5,508,068)
Net realized and change in unrealized loss on investments	(418,077,041)	(2,499,080)	(5,654,471)
Net decrease in net assets resulting from operations	$(412,547,169)	$(2,537,165)	$(5,557,964)

See accompanying notes which are an integral part of these financial statements.	33

Fuller & Thaler Funds
Statements of Operations (continued)

For the six months ended March 31, 2020 (Unaudited)

	Fuller & Thaler Behavioral Unconstrained Equity Fund	Fuller & Thaler Behavioral Small–Mid Core Equity Fund	Fuller & Thaler Behavioral Micro-Cap Equity Fund
Investment Income:
Dividend income	$93,155	$21,149	$13,425
Interest income	5,412	1,423	947
Total investment income	98,567	22,572	14,372
Expenses:
Adviser	46,667	10,491	23,454
Audit and tax preparation	8,800	8,800	8,800
Trustee	7,796	7,796	7,796
Legal	6,285	6,285	6,292
Administration	4,633	3,996	3,961
Compliance services	3,000	3,000	3,000
Registration	2,444	970	4,659
Administrative Services - Institutional Shares	2,388	1,013	532
Offering	2,301	2,296	2,405
Fund accounting	1,654	1,426	1,414
Custodian	1,006	307	1,520
Report printing	564	434	436
Pricing	507	718	1,135
Transfer agent	495	577	626
Miscellaneous	6,410	5,294	5,282
Total expenses	94,950	53,403	71,312
Fees contractually waived and expenses reimbursed by Adviser	(43,867)	(40,982)	(44,064)
Net operating expenses	51,083	12,421	27,248
Net investment income (loss)	47,484	10,151	(12,876)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	21,936	(4,420)	(353,298)
Net change in unrealized depreciation of investment securities	(7,957,278)	(718,250)	(1,107,981)
Net realized and change in unrealized loss on investments	(7,935,342)	(722,670)	(1,461,279)
Net decrease in net assets resulting from operations	$(7,887,858)	$(712,519)	$(1,474,155)

34	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets

	Fuller & Thaler Behavioral Small-Cap Equity Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$5,529,872	$7,850,732
Net realized loss on investment securities transactions	(71,263,540)	(56,026,826)
Net change in unrealized appreciation (depreciation) of investment securities	(346,813,501)	16,735,595
Net decrease in net assets resulting from operations	(412,547,169)	(31,440,499)
Distributions to Shareholders from Earnings:
R6 Shares	(1,086,441)	(345,172)
Institutional Shares	(7,110,517)	(4,169,332)
Investor Shares	(165,320)	(240,135)
A Shares	(2,581)	—
C Shares	(982)	—
Total distributions	(8,365,841)	(4,754,639)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	239,049,581	167,152,718
Reinvestment of distributions	166,481	82,247
Amount paid for shares redeemed	(48,335,262)	(41,626,197)
Total R6 Shares	190,880,800	125,608,768
Institutional Shares:
Proceeds from shares sold	413,854,690	1,148,853,620
Reinvestment of distributions	4,482,436	3,701,007
Amount paid for shares redeemed	(396,441,170)	(417,586,406)
Total Institutional Shares	21,895,956	734,968,221
Investor Shares:
Proceeds from shares sold	56,042,691	54,581,003
Reinvestment of distributions	154,790	209,986
Amount paid for shares redeemed	(32,497,999)	(65,404,119)
Total Investor Shares	23,699,482	(10,613,130)
A Shares:
Proceeds from shares sold	332,204	869,422	(a)
Reinvestment of distributions	2,581	—	(a)
Amount paid for shares redeemed	(32,023)	(303,818	)(a)
Total A Shares	302,762	565,604
C Shares:
Proceeds from shares sold	1,403,356	468,216	(a)
Reinvestment of distributions	982	—	(a)
Amount paid for shares redeemed	(31,976)	(13,539	)(a)
Total C Shares	1,372,362	454,677
Net increase in net assets resulting from capital transactions	238,151,362	850,984,140
Total Increase (Decrease) in Net Assets	(182,761,648)	814,789,002

See accompanying notes which are an integral part of these financial statements.	35

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap Equity Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Net Assets
Beginning of period	1,930,702,730	1,115,913,728
End of period	$1,747,941,082	$1,930,702,730
Share Transactions:
R6 Shares:
Shares sold	9,888,352	6,995,374
Shares issued in reinvestment of distributions	6,165	3,707
Shares redeemed	(2,272,015)	(1,782,681)
Total R6 Shares	7,622,502	5,216,400
Institutional Shares:
Shares sold	17,278,214	47,638,982
Shares issued in reinvestment of distributions	167,236	168,075
Shares redeemed	(16,284,963)	(17,968,154)
Total Institutional Shares	1,160,487	29,838,903
Investor Shares:
Shares sold	2,298,801	2,274,387
Shares issued in reinvestment of distributions	5,804	9,575
Shares redeemed	(1,300,468)	(2,800,812)
Total Investor Shares	1,004,137	(516,850)
A Shares:
Shares sold	12,945	35,118	(a)
Shares issued in reinvestment of distributions	97	—	(a)
Shares redeemed	(1,253)	(12,158	)(a)
Total A Shares	11,789	22,960
C Shares:
Shares sold	56,230	19,485	(a)
Shares issued in reinvestment of distributions	37	—	(a)
Shares redeemed	(1,325)	(543	)(a)
Total C Shares	54,942	18,942

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

36	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap Growth Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(38,085)	$(63,907)
Net realized loss on investment securities transactions	(743,264)	(636,228)
Net change in unrealized depreciation of investment securities	(1,755,816)	(1,388,291)
Net decrease in net assets resulting from operations	(2,537,165)	(2,088,426)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	626,628	19,141
Reinvestment of distributions	—	—
Amount paid for shares redeemed	(3,073)	(259,557)
Total R6 Shares	623,555	(240,416)
Institutional Shares:
Proceeds from shares sold	2,421,997	11,671,932
Reinvestment of distributions	—	—
Amount paid for shares redeemed	(3,619,736)	(6,143,583)
Total Institutional Shares	(1,197,739)	5,528,349
Investor Shares:
Proceeds from shares sold	39,906	173,932
Reinvestment of distributions	—	—
Amount paid for shares redeemed	(74,940)	(400,342)
Total Investor Shares	(35,034)	(226,410)
A Shares:
Proceeds from shares sold	9,982	4,020	(a)
Reinvestment of distributions	—	—	(a)
Amount paid for shares redeemed	—	—	(a)
Total A Shares	9,982	4,020
C Shares:
Proceeds from shares sold	3,417	2,535	(a)
Reinvestment of distributions	—	—	(a)
Amount paid for shares redeemed	—	(520	)(a)
Total C Shares	3,417	2,015
Net increase (decrease) in net assets resulting from capital transactions	(595,819)	5,067,558
Total Increase (Decrease) in Net Assets	(3,132,984)	2,979,132
Net Assets
Beginning of period	15,709,619	12,730,487
End of period	$12,576,635	$15,709,619

See accompanying notes which are an integral part of these financial statements.	37

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap Growth Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Share Transactions:
R6 Shares:
Shares sold	25,986	841
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(134)	(11,034)
Total R6 Shares	25,852	(10,193)
Institutional Shares:
Shares sold	112,826	529,959
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(168,598)	(257,814)
Total Institutional Shares	(55,772)	272,145
Investor Shares:
Shares sold	1,828	7,568
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(3,155)	(18,397)
Total Investor Shares	(1,327)	(10,829)
A Shares:
Shares sold	502	192	(a)
Shares issued in reinvestment of distributions	—	—	(a)
Shares redeemed	—	—	(a)
Total A Shares	502	192
C Shares:
Shares sold	160	125	(a)
Shares issued in reinvestment of distributions	—	—	(a)
Shares redeemed	—	(22	)(a)
Total C Shares	160	103

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

38	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap Value Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$96,507	$130,841
Net realized gain (loss) on investment securities transactions	(146,403)	110,623
Net change in unrealized appreciation (depreciation) of investment securities	(5,508,068)	657,880
Net increase (decrease) in net assets resulting from operations	(5,557,964)	899,344
Distributions to Shareholders from Earnings:
R6 Shares	(32,868)	(14,740)
Institutional Shares	(157,384)	(65,069)
Investor Shares	(19,865)	(2,158)
Total distributions	(210,117)	(81,967)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	284,587	55,299
Reinvestment of distributions	32,868	14,741
Amount paid for shares redeemed	(1,644)	(127,587)
Total R6 Shares	315,811	(57,547)
Institutional Shares:
Proceeds from shares sold	4,192,507	4,551,931
Reinvestment of distributions	156,703	65,069
Amount paid for shares redeemed	(1,687,138)	(3,336,153)
Total Institutional Shares	2,662,072	1,280,847
Investor Shares:
Proceeds from shares sold	526,233	1,528,567
Reinvestment of distributions	19,865	2,158
Amount paid for shares redeemed	(288,463)	(308,132)
Total Investor Shares	257,635	1,222,593
Net increase in net assets resulting from capital transactions	3,235,518	2,445,893
Total Increase (Decrease) in Net Assets	(2,532,563)	3,263,270
Net Assets
Beginning of period	16,589,770	13,326,500
End of period	$14,057,207	$16,589,770

See accompanying notes which are an integral part of these financial statements.	39

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap Value Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Share Transactions:
R6 Shares:
Shares sold	13,525	2,796
Shares issued in reinvestment of distributions	1,482	782
Shares redeemed	(73)	(6,558)
Total R6 Shares	14,934	(2,980)
Institutional Shares:
Shares sold	200,907	227,539
Shares issued in reinvestment of distributions	7,065	3,454
Shares redeemed	(84,610)	(165,038)
Total Institutional Shares	123,362	65,955
Investor Shares:
Shares sold	28,345	77,055
Shares issued in reinvestment of distributions	898	115
Shares redeemed	(15,456)	(15,636)
Total Investor Shares	13,787	61,534

40	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Unconstrained Equity Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Period Ended September 30, 2019(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$47,484	$11,199
Net realized gain on investment securities transactions	21,936	24,280
Net change in unrealized appreciation (depreciation) of investment securities	(7,957,278)	618,090
Net increase (decrease) in net assets resulting from operations	(7,887,858)	653,569
Distributions to Shareholders from Earnings:
R6 Shares	(11,717)	—
Institutional Shares	(30,081)	—
Total distributions	(41,798)	—
Capital Transactions:
R6 Shares:
Proceeds from shares sold	37,568,538	2,131,873
Reinvestment of distributions	11,717	—
Amount paid for shares redeemed	—	(1,242,996)
Total R6 Shares	37,580,255	888,877
Institutional Shares:
Proceeds from shares sold	2,024,006	3,089,903
Reinvestment of distributions	30,013	—
Amount paid for shares redeemed	(23,382)	—
Total Institutional Shares	2,030,637	3,089,903
Net increase in net assets resulting from capital transactions	39,610,892	3,978,780
Total Increase in Net Assets	31,681,236	4,632,349
Net Assets
Beginning of period	4,632,349	—
End of period	$36,313,585	$4,632,349
Share Transactions:
R6 Shares:
Shares sold	1,516,873	103,931
Shares issued in reinvestment of distributions	434	—
Shares redeemed	—	(50,986)
Total R6 Shares	1,517,307	52,945
Institutional Shares:
Shares sold	77,123	126,503
Shares issued in reinvestment of distributions	1,114	—
Shares redeemed	(945)	—
Total Institutional Shares	77,292	126,503

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

See accompanying notes which are an integral part of these financial statements.	41

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small–Mid Core Equity Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Period Ended September 30, 2019(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$10,151	$12,346
Net realized gain (loss) on investment securities transactions	(4,420)	40,759
Net change in unrealized appreciation (depreciation) of investment securities	(718,250)	209,968
Net increase (decrease) in net assets resulting from operations	(712,519)	263,073
Distributions to Shareholders from Earnings:
Institutional Shares	(57,188)	—
Total distributions	(57,188)	—
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	279,395	2,230,978
Reinvestment of distributions	57,188	—
Amount paid for shares redeemed	(87,253)	—
Total Institutional Shares	249,330	2,230,978
Net increase in net assets resulting from capital transactions	249,330	2,230,978
Total Increase (Decrease) in Net Assets	(520,377)	2,494,051
Net Assets
Beginning of period	2,494,051	—
End of period	$1,973,674	$2,494,051
Share Transactions:
Institutional Shares:
Shares sold	11,048	104,078
Shares issued in reinvestment of distributions	2,299	—
Shares redeemed	(4,894)	—
Total Institutional Shares	8,453	104,078

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

42	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Micro-Cap Equity Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Period Ended September 30, 2019(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(12,876)	$(25,796)
Net realized gain (loss) on investment securities transactions	(353,298)	171,644
Net change in unrealized appreciation (depreciation) of investment securities	(1,107,981)	68,284
Net increase (decrease) in net assets resulting from operations	(1,474,155)	214,132
Distributions to Shareholders from Earnings:
Institutional Shares	(145,976)	—
Total distributions	(145,976)	—
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	1,130,426	2,605,042
Reinvestment of distributions	145,976	—
Amount paid for shares redeemed	(5,556)	—
Total Institutional Shares	1,270,846	2,605,042
Net increase in net assets resulting from capital transactions	1,270,846	2,605,042
Total Increase (Decrease) in Net Assets	(349,285)	2,819,174
Net Assets
Beginning of period	2,819,174	—
End of period	$2,469,889	$2,819,174
Share Transactions:
Institutional Shares:
Shares sold	60,181	129,904
Shares issued in reinvestment of distributions	6,596	—
Shares redeemed	(281)	—
Total Institutional Shares	66,496	129,904

(a)	For the period December 28, 2018 (commencement of operations) to September 30, 2019.

See accompanying notes which are an integral part of these financial statements.	43

Fuller & Thaler Behavioral Small-Cap Equity Fund – R6 Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020		For the Years Ended September 30,				For the Period Ended September 30,		For the Year Ended November 30,
	(Unaudited)		2019	2018	2017	2016	2015(a)		2014
Net asset value, beginning of period	$25.39		$26.76	$24.25	$18.97	$18.84	$25.83		$23.74
Income from investment operations:
Net investment income(b)	0.09		0.17	0.18	0.18	0.25	0.25		0.31
Net realized and unrealized gain (loss) on investments	(5.00)		(1.40)	2.40	5.19	2.42	(0.96)		2.81
Total from investment operations	(4.91)		(1.23)	2.58	5.37	2.67	(0.71)		3.12
Less distributions to shareholders from:
Net investment income	(0.13)		(0.14)	(0.07)	(0.09)	(0.28)	(0.42)		(0.19)
Net realized gains	—		—	—	—	(2.26)	(5.86)		(0.84)
Total from distributions	(0.13)		(0.14)	(0.07)	(0.09)	(2.54)	(6.28)		(1.03)
Net asset value, end of period	$20.35		$25.39	$26.76	$24.25	$18.97	$18.84		$25.83
Total Return(c)	(19.47	)%(d)	(4.54)%	10.68%	28.35%	16.14%	(4.09	)%(d)	13.79%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$303,207		$184,779	$55,160	$3,740	$3,174	$15,677		$74,044
Before waiver or recoupment:
Ratio of expenses to average net assets	0.69	%(e)	0.72%	0.74%	1.30%	2.65%	0.99	%(e)(f)	0.76%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.69	%(e)	0.72%	0.76%	0.75%	0.64%	0.55	%(e)(f)	0.55%
Ratio of net investment income to average net assets	0.70	%(e)	0.69%	0.71%	0.81%	1.33%	1.33	%(e)(f)	1.29%
Portfolio turnover(g)	26	%(d)	38%	35%	26%	194%	108	%(d)	89%

(a)	Fiscal year end changed from November 30th to September 30th.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Certain expenses incurred by the Small-Cap Equity Fund were not annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

44	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020		For the Years Ended September 30,				For the Period Ended September 30,		For the Year Ended November 30,
	(Unaudited)		2019	2018	2017	2016	2015(a)		2014
Net asset value, beginning of period	$25.18		$26.55	$24.07	$18.85	$18.77	$25.84		$23.74
Income from investment operations:
Net investment income(b)	0.07		0.15	0.15	0.20	0.23	0.23		0.31
Net realized and unrealized gain (loss) on investments	(4.95)		(1.40)	2.39	5.11	2.38	(0.97)		2.78
Total from investment operations	(4.88)		(1.25)	2.54	5.31	2.61	(0.74)		3.09
Less distributions to shareholders from:
Net investment income	(0.11)		(0.12)	(0.06)	(0.09)	(0.27)	(0.47)		(0.15)
Net realized gains	—		—	—	—	(2.26)	(5.86)		(0.84)
Total from distributions	(0.11)		(0.12)	(0.06)	(0.09)	(2.53)	(6.33)		(0.99)
Net asset value, end of period	$20.19		$25.18	$26.55	$24.07	$18.85	$18.77		$25.84
Total Return(c)	(19.50	)%(d)	(4.65)%	10.59%	28.20%	15.86%	(4.21	)%(d)	13.64%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,322,420		$1,620,327	$915,898	$172,238	$2,113	$100		$117
Before waiver or recoupment:
Ratio of expenses to average net assets	0.79	%(e)	0.82%	0.84%	1.39%	2.75%	1.23	%(e)(f)	0.81%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.79	%(e)	0.82%	0.86%	0.85%	0.74%	0.65	%(e)(f)	0.65%
Ratio of net investment income to average net assets	0.54	%(e)	0.60%	0.59%	0.90%	1.70%	1.25	%(e)(f)	1.29%
Portfolio turnover(d)	26	%(d)	38%	35%	26%	194%	108	%(d)	89%

(a)	Fiscal year end changed from November 30th to September 30th.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Certain expenses incurred by the Small-Cap Equity Fund were not annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	45

Fuller & Thaler Behavioral Small-Cap Equity Fund – Investor Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020		For the Years Ended September 30,				For the Period Ended September 30,		For the Year Ended November 30,
	(Unaudited)		2019	2018	2017	2016	2015(a)		2014
Net asset value, beginning of period	$25.02		$26.36	$23.91	$18.75	$18.70	$25.67		$23.72
Income from investment operations:
Net investment income(b)	0.03		0.09	0.08	0.15	0.20	0.20		0.24
Net realized and unrealized gain (loss) on investments	(4.94)		(1.38)	2.39	5.09	2.38	(0.96)		2.79
Total from investment operations	(4.91)		(1.29)	2.47	5.24	2.58	(0.76)		3.03
Less distributions to shareholders from:
Net investment income	(0.03)		(0.05)	(0.02)	(0.08)	(0.27)	(0.35)		(0.24)
Net realized gains	—		—	—	—	(2.26)	(5.86)		(0.84)
Total from distributions	(0.03)		(0.05)	(0.02)	(0.08)	(2.53)	(6.21)		(1.08)
Net asset value, end of period	$20.08		$25.02	$26.36	$23.91	$18.75	$18.70		$25.67
Total Return(c)	(19.65	)%(d)	(4.89)%	10.35%	27.97%	15.74%	(4.33	)%(d)	13.43%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$120,142		$124,550	$144,856	$56,500	$4,319	$853		$10,023
Before waiver or recoupment:
Ratio of expenses to average net assets	1.10	%(e)	1.10%	1.13%	1.65%	2.90%	1.27%		1.02%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.10	%(e)	1.10%	1.10%	1.00%	0.89%	0.81	%(e)(f)	0.82%
Ratio of net investment income to average net assets	0.25	%(e)	0.38%	0.32%	0.70%	1.32%	1.11	%(e)(f)	1.02%
Portfolio turnover(g)	26	%(d)	38%	35%	26%	194%	108	%(d)	89%

(a)	Fiscal year end changed from November 30th to September 30th.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Certain expenses incurred by the Small-Cap Equity Fund were not annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

46	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – A Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$25.04		$20.99
Income from investment operations:
Net investment income	0.04		0.07
Net realized and unrealized gain (loss) on investments	(4.90)		3.98
Total from investment operations	(4.86)		4.05
Less distributions to shareholders from:
Net investment income	(0.09)		—
Total from distributions	(0.09)		—
Net asset value, end of period	$20.09		$25.04
Total Return (excludes sales charge)(b)	(19.50	)%(c)	19.29	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$698		$575
Before waiver or recoupment:
Ratio of expenses to average net assets	1.07	%(d)	1.01	%(d)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.07	%(d)	1.01	%(d)
Ratio of net investment income to average net assets	0.30	%(d)	0.37	%(d)
Portfolio turnover(e)	26	%(c)	38	%(c)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	47

Fuller & Thaler Behavioral Small-Cap Equity Fund – C Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$24.92		$20.99
Income from investment operations:
Net investment loss(b)	(0.03)		(0.09)
Net realized and unrealized gain (loss) on investments	(4.91)		4.02
Total from investment operations	(4.94)		3.93
Less distributions to shareholders from:
Net investment income	(0.03)		—
Total from distributions	(0.03)		—
Net asset value, end of period	$19.95		$24.92
Total Return (excludes sales charge)(c)	(19.86	)%(d)	18.72	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,474		$472
Before waiver or recoupment:
Ratio of expenses to average net assets	1.70	%(d)	1.72	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.70	%(d)	1.72	%(e)
Ratio of net investment loss to average net assets	(0.25	)%(d)	(0.46	)%(e)
Portfolio turnover(f)	26	%(d)	38	%(d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

48	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - R6 Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019		For the Period Ended September 30, 2018(a)
Net asset value, beginning of period	$21.73		$26.95		$20.00
Income from investment operations:
Net investment loss(b)	(0.04)		(0.10)		(0.11)
Net realized and unrealized gain (loss) on investments	(3.52)		(5.12)		7.06
Total from investment operations	(3.56)		(5.22)		6.95
Net asset value, end of period	$18.17		$21.73		$26.95
Total Return(c)	(16.38	)%(d)	(19.37)%		34.75	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,302		$2,191		$2,993
Before waiver or recoupment:
Ratio of expenses to average net assets	1.86	%(e)	2.19	%(f)	4.42	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90	%(e)	0.92	%(f)	0.90	%(e)
Ratio of net investment loss to average net assets	(0.37	)%(e)	(0.45)%		(0.60	)%(e)
Portfolio turnover(g)	56	%(d)	127%		71	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	49

Fuller & Thaler Behavioral Small-Cap Growth Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019		For the Period Ended September 30, 2018(a)
Net asset value, beginning of period	$21.69		$26.93		$20.00
Income from investment operations:
Net investment loss(b)	(0.06)		(0.11)		(0.14)
Net realized and unrealized gain (loss) on investments	(3.50)		(5.13)		7.07
Total from investment operations	(3.56)		(5.24)		6.93
Net asset value, end of period	$18.13		$21.69		$26.93
Total Return(c)	(16.41	)%(d)	(19.46)%		34.65	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,154		$13,359		$9,257
Before waiver or recoupment:
Ratio of expenses to average net assets	1.93	%(e)	2.25	%(f)	4.55	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.99	%(e)	1.00	%(f)	0.99	%(e)
Ratio of net investment loss to average net assets	(0.50	)%(e)	(0.48)%		(0.70	)%(e)
Portfolio turnover(g)	56	%(d)	127%		71	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes interest expense of 0.01% for the fiscal year ended September 30, 2019.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

50	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - Investor Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019		For the Period Ended September 30, 2018(a)
Net asset value, beginning of period	$21.60		$26.88		$20.00
Income from investment operations:
Net investment loss(b)	(0.09)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments	(3.48)		(5.09)		7.06
Total from investment operations	(3.57)		(5.28)		6.88
Net asset value, end of period	$18.03		$21.60		$26.88
Total Return(c)	(16.53	)%(d)	(19.64)%		34.40	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$103		$153		$481
Before waiver or recoupment:
Ratio of expenses to average net assets	2.20	%(e)	2.57	%(f)	4.77	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.25	%(e)	1.27	%(f)	1.24	%(e)
Ratio of net investment loss to average net assets	(0.79	)%(e)	(0.85)%		(0.92	)%(e)
Portfolio turnover(g)	56	%(d)	127%		71	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	51

Fuller & Thaler Behavioral Small-Cap Growth Fund - A Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$21.59		$19.59
Income from investment operations:
Net investment loss(b)	(0.09)		(0.13)
Net realized and unrealized gain (loss) on investments	(3.48)		2.13
Total from investment operations	(3.57)		2.00
Net asset value, end of period	$18.02		$21.59
Total Return (excludes sales charge)(c)	(16.54	)%(d)	10.21	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$12		$4
Before waiver or recoupment:
Ratio of expenses to average net assets	2.12	%(e)	2.15	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30	%(e)	1.30	%(e)
Ratio of net investment loss to average net assets	(0.80	)%(e)	(0.75	)%(e)
Portfolio turnover(f)	56	%(d)	127	%(d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

52	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - C Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$21.51		$19.59
Income from investment operations:
Net investment loss(b)	(0.14)		(0.22)
Net realized and unrealized gain (loss) on investments	(3.47)		2.14
Total from investment operations	(3.61)		1.92
Net asset value, end of period	$17.90		$21.51
Total Return (excludes sales charge)(c)	(16.78	)%(d)	9.80	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$5		$2
Before waiver or recoupment:
Ratio of expenses to average net assets	2.85	%(e)	2.87	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80	%(e)	1.80	%(e)
Ratio of net investment loss to average net assets	(1.28	)%(e)	(1.27	)%(e)
Portfolio turnover(f)	56	%(d)	127	%(d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	53

Fuller & Thaler Behavioral Mid-Cap Value Fund - R6 Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)
Net asset value, beginning of period	$21.49		$20.56	$20.00
Income from investment operations:
Net investment income(b)	0.13		0.20	0.13
Net realized and unrealized gain (loss) on investments	(6.12)		0.85	0.43
Total from investment operations	(5.99)		1.05	0.56
Less distributions to shareholders from:
Net investment income	(0.15)		(0.11)	—
Net realized gains	(0.14)		(0.01)	—
Total from distributions	(0.29)		(0.12)	—
Net asset value, end of period	$15.21		$21.49	$20.56
Total Return(c)	(28.29	)%(d)	5.23%	2.80	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,928		$2,403	$2,361
Before waiver or recoupment:
Ratio of expenses to average net assets	1.36	%(e)	1.72%	4.29	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.80	%(e)	0.80%	0.80	%(e)
Ratio of net investment income to average net assets	1.21	%(e)	0.98%	0.82	%(e)
Portfolio turnover(f)	2	%(d)	12%	0.44	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

54	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)
Net asset value, beginning of period	$21.47		$20.56	$20.00
Income from investment operations:
Net investment income(b)	0.12		0.18	0.14
Net realized and unrealized gain (loss) on investments	(6.12)		0.85	0.42
Total from investment operations	(6.00)		1.03	0.56
Less distributions to shareholders from:
Net investment income	(0.13)		(0.11)	—
Net realized gains	(0.14)		(0.01)	—
Total from distributions	(0.27)		(0.12)	—
Net asset value, end of period	$15.20		$21.47	$20.56
Total Return(c)	(28.33	)%(d)	5.09%	2.80	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,733		$12,511	$10,621
Before waiver or recoupment:
Ratio of expenses to average net assets	1.46	%(e)	1.81%	4.41	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90	%(e)	0.90%	0.89	%(e)
Ratio of net investment income to average net assets	1.10	%(e)	0.90%	0.89	%(e)
Portfolio turnover(f)	2	%(d)	12%	0.44	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	55

Fuller & Thaler Behavioral Mid-Cap Value Fund - Investor Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)
Net asset value, beginning of period	$21.39		$20.50	$20.00
Income from investment operations:
Net investment income(b)	0.09		0.14	0.10
Net realized and unrealized gain (loss) on investments	(6.10)		0.84	0.40
Total from investment operations	(6.01)		0.98	0.50
Less distributions to shareholders from:
Net investment income	(0.09)		(0.08)	—
Net realized gains	(0.14)		(0.01)	—
Total from distributions	(0.23)		(0.09)	—
Net asset value, end of period	$15.15		$21.39	$20.50
Total Return(c)	(28.44	)%(d)	4.84%	2.50	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,396		$1,676	$344
Before waiver or recoupment:
Ratio of expenses to average net assets	1.73	%(e)	2.10%	4.65	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.15	%(e)	1.15%	1.14	%(e)
Ratio of net investment income to average net assets	0.86	%(e)	0.70%	0.65	%(e)
Portfolio turnover(f)	2	%(d)	12%	0.44	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

56	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund - R6 Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$25.83		$20.00
Income from investment operations:
Net investment income(b)	0.14		0.07
Net realized and unrealized gain (loss) on investments	(5.28)		5.76
Total from investment operations	(5.14)		5.83
Less distributions to shareholders from:
Net investment income	(0.10)		—
Net realized gains	(0.12)		—
Total from distributions	(0.22)		—
Net asset value, end of period	$20.47		$25.83
Total Return(c)	(20.10	)%(d)	29.15	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$32,145		$1,368
Before waiver or recoupment:
Ratio of expenses to average net assets	2.25	%(e)	4.33	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90	%(e)	0.90	%(e)
Ratio of net investment income to average net assets	0.39	%(e)	0.41	%(e)
Portfolio turnover(f)	14	%(d)	10	%(d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	57

Fuller & Thaler Behavioral Unconstrained Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$25.81		$20.00
Income from investment operations:
Net investment income(b)	0.04		0.08
Net realized and unrealized gain (loss) on investments	(5.20)		5.73
Total from investment operations	(5.16)		5.81
Less distributions to shareholders from:
Net investment income	(0.08)		—
Net realized gains	(0.12)		—
Total from distributions	(0.20)		—
Net asset value, end of period	$20.45		$25.81
Total Return(c)	(20.16	)%(d)	29.05	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$4,169		$3,265
Before waiver or recoupment:
Ratio of expenses to average net assets	2.36	%(e)	4.39	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.99	%(e)	0.99	%(e)
Ratio of net investment income to average net assets	0.30	%(e)	0.42	%(e)
Portfolio turnover(f)	14	%(d)	10	%(d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

58	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$23.96		$20.00
Income from investment operations:
Net investment income(b)	0.09		0.13
Net realized and unrealized gain (loss) on investments	(5.97)		3.83
Total from investment operations	(5.88)		3.96
Less distributions to shareholders from:
Net investment income	(0.15)		—
Net realized gains	(0.39)		—
Total from distributions	(0.54)		—
Net asset value, end of period	$17.54		$23.96
Total Return(c)	(25.18	)%(d)	19.80	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,974		$2,494
Before waiver or recoupment:
Ratio of expenses to average net assets	4.12	%(e)	6.27	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.95	%(e)	0.95	%(e)
Ratio of net investment income to average net assets	0.78	%(e)	0.73	%(e)
Portfolio turnover	16	%(d)	25	%(d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.	59

Fuller & Thaler Behavioral Micro-Cap Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$21.70		$20.00
Income from investment operations:
Net investment loss(b)	(0.08)		(0.20)
Net realized and unrealized gain (loss) on investments	(7.92)		1.90
Total from investment operations	(8.00)		1.70
Less distributions to shareholders from:
Net realized gains	(1.12)		—
Total from distributions	(1.12)		—
Net asset value, end of period	$12.58		$21.70
Total Return(c)	(39.10	)%(d)	8.50	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,470		$2,819
Before waiver or recoupment:
Ratio of expenses to average net assets	4.63	%(e)	5.28	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.75	%(e)	1.75	%(e)
Ratio of net investment loss to average net assets	(0.83	)%(e)	(1.16	)%(e)
Portfolio turnover	35	%(d)	42	%(d)

(a)	For the period December 28, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Micro-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

60	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Notes to the Financial Statements

March 31, 2020 (Unaudited)

NOTE 1. ORGANIZATION

The Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”), the Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”), the Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”), the Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”), the Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) and the Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified (Unconstrained Equity Fund is non-diversified) series of Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds’ investment adviser is Fuller & Thaler Asset Management, Inc. (the “Adviser” or “Fuller & Thaler”). The investment objective of each Fund is to seek long-term capital appreciation.

The Small Cap Equity Fund and Small Cap Growth Fund each currently offer five share classes: R6 Shares, Institutional Shares, Investor Shares, A Shares and C Shares. The Mid-Cap Value Fund currently offers three share classes: R6 Shares, Institutional Shares and Investor Shares. The Unconstrained Equity Fund currently offers two share classes: R6 Shares and Institutional Shares. The Small-Mid Core Equity Fund and Micro-Cap Equity Fund each currently offers one share class: Institutional Shares. A Shares have a maximum sales charge on purchases of up to 5.75% and a Contingent Deferred Sales Charge (“CDSC”) on redemptions made within 12 months from the date of purchase and a CDSC of 0.50% on redemptions made more than 12 months but less than 18 months from the date of purchase. C Shares impose a 1.00% CDSC on redemptions made within 12 months from the date of purchase. A Shares and C Shares may be purchased without a sales charge under certain circumstances. Each share represents an equal proportionate interest in the assets and liabilities belonging to each Fund and is entitled to such dividends and distributions out of income belonging to each Fund as are declared by the Board.

The Small-Cap Equity Fund is the accounting successor to a series of Allianz Funds Multi-Strategy Trust, which commenced operations on September 8, 2011, and for which the Adviser served as the sole sub-adviser (the “Predecessor Fund”). In a transaction that was consummated on October 23, 2015 (the “Reorganization”), the Small-Cap Equity Fund acquired the assets and liabilities of: the A, C, and D Classes of the Predecessor Fund, which became the Investor Shares of the Small-Cap Equity Fund; the Class P Shares of the Predecessor Fund, which became the Institutional Shares of the Small-Cap Equity Fund; and the Institutional Shares of the Predecessor Fund, which became the R6 Shares of the Small-Cap Equity Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Organization and Offering Costs – The Adviser advanced some of the Funds’ organization and initial offering costs and was subsequently reimbursed by the Funds. Costs of $10,250, $10,235 and $10,208 incurred in connection with the offering and initial registration of the Unconstrained Equity Fund, Small-Mid Core Equity Fund and Micro-Cap Equity Fund, respectively, have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. There were no unamortized offering costs remaining as of March 31, 2020 in the Unconstrained Equity Fund, Small-Mid Core Equity Fund and Micro-Cap Equity Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before each Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2020:

	Valuation Inputs
Small-Cap Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,676,321,941	$—	$—	1,676,321,941
Money Market Funds	102,435,145	—	—	102,435,145
Total	$1,778,757,086	$—	$—	1,778,757,086

Small-Cap Growth Fund
Common Stocks(a)	$12,111,255	$—	$—	12,111,255

Mid-Cap Value Fund
Common Stocks(a)	$13,833,064	$—	$—	13,833,064

Unconstrained Equity Fund
Common Stocks(a)	$33,842,312	$—	$—	33,842,312

Small-Mid Core Equity Fund
Common Stocks(a)	$1,851,220	$—	$—	1,851,220

Micro-Cap Equity Fund
Common Stocks(a)	$2,365,045	$—	$—	2,365,045

(a)	Refer to Schedule of Investments for industry classifications.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly as follows:

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Investment advisory fee rate	0.60%	0.85%	0.75%	0.85%	0.80%	1.50%
Investment advisory fee earned	$6,196,332	$67,174	$66,404	$46,667	$10,495	$23,454
Fees waived by Adviser	$—	$(73,686)	$(48,865)	$(43,867)	$(40,982)	$(44,064)
Payable to/(receivable from) Adviser	$888,414	$(3,039)	$977	$19,274	$(4,797)	$(3,724)

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Funds business; and (v) indirect expenses such as acquired fund fees and expenses) do not exceed the following percentages of each Fund’s average daily net assets through January 31, 2021 (“Expense Limitation”):

	R6 Shares	Institutional Shares	Investor Shares	A Shares	C Shares
Small-Cap Equity Fund	0.80%	0.99%	1.25%	1.30%	1.80%
Small-Cap Growth Fund	0.90%	0.99%	1.25%	1.30%	1.80%
Mid-Cap Value Fund	0.80%	0.90%	1.15%
Unconstrained Equity Fund	0.90%	0.99%
Small-Mid Core Equity Fund		0.95%
Micro-Cap Equity Fund		1.75%

During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

As of March 31, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
September 30, 2020	$113,074	$—	$—	$—	$—	$—
September 30, 2021	30,316	128,041	129,738	—	—	—
September 30, 2022	—	146,759	130,638	80,362	78,855	78,292
March 31, 2023	—	73,686	48,865	43,867	40,982	44,064
	$143,390	$348,486	$309,241	$124,229	$119,837	$122,356

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the six months ended March 31, 2020, fees incurred for administration, fund accounting, transfer agent and compliance services, and the amounts due to the Administrator at March 31, 2020 were as follows:

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Administration	$353,776	$3,151	$2,974	$4,633	$3,996	$3,961
Fund accounting	126,278	1,124	1,062	1,654	1,426	1,414
Transfer agent	127,576	1,724	3,614	495	577	626
Compliance services	3,000	3,000	3,000	3,000	3,000	3,000
Payable to Administrator	93,169	1,500	1,734	2,291	1,500	1,500

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

The Funds have adopted a Distribution Plan (the “Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares and A Shares and 1.00% of the average daily net assets of each Fund’s C Shares in connection with the promotion and distribution of each Fund’s Investor Shares, A Shares and C Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Under the 12b-1 Plan, the 1.00% C Share 12b-1 fee includes a 0.25% service fee. Over time, 12b-1 fees will increase the cost of your investment in a Fund’s Investor, A, and C Shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s Investor, A, and C Shares on an ongoing basis. For the six months ended March 31, 2020, 12b-1 expenses incurred by the Funds were as follows:

Distribution Fees	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund
Investor Shares	$167,451	$175	$2,281
A Shares	927	7	—
C Shares	5,361	28	—
Payable for 12b-1 fees	50,041	62	377

The Funds have adopted an Administrative Services Plan (the “Plan”) for Institutional Shares, Investor Shares, and A Shares of the Funds. The Plan allows the Funds to pay financial intermediaries that provide services relating to Institutional Shares, Investor Shares, and A Shares. The Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Share, Investor Share and A Share shareholders. The Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its A Shares and up to 0.20% of each Fund’s average daily net assets attributable to its Institutional Shares or Investor Shares. Because these fees are paid respectively out of the assets of each Fund’s Institutional Shares, Investor Shares and A Shares on an ongoing basis, over time they will increase the cost of an investment in Institutional Shares, Investor Shares and A Shares.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

	Purchases	Sales
Small-Cap Equity Fund	$823,237,250	$480,859,322
Small-Cap Growth Fund	8,452,265	9,015,436
Mid-Cap Value Fund	4,480,913	301,577
Unconstrained Equity Fund	38,563,806	1,279,720
Small-Mid Core Equity Fund	590,654	385,508
Micro-Cap Equity Fund	2,104,741	1,050,048

There were no purchases or sales of long-term U.S. government obligations during the six months ended March 31, 2020.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION

At March 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Gross unrealized appreciation	$92,905,064	$1,066,578	$444,577	$139	$120,685	$108,325
Gross unrealized depreciation	(339,607,782)	(2,233,344)	(5,041,936)	(7,339,725)	(628,967)	(1,148,150)
Net unrealized appreciation/(depreciation) on investments	$(246,702,718)	$(1,166,766)	$(4,597,359)	$(7,339,586)	$(508,282)	$(1,039,825)
Tax cost of investments	$2,025,459,804	$13,278,021	$18,430,423	$41,181,898	$2,359,502	$3,404,870

The tax character of distributions paid for the fiscal year ended September 30, 2019, the Funds’ most recent fiscal year end, was as follows:

	Small-Cap Equity Fund	Mid-Cap Value Fund
Distributions paid from:
Ordinary income(a)	$4,754,639	$76,590
Long-term capital gains	—	5,377
Total distributions paid	$4,754,639	$81,967

(a)	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Undistributed ordinary income	$6,459,165	$—	$111,421	$35,807	$52,859	$145,343
Undistributed long-term capital gains	—	—	98,695	69	275	633
Accumulated capital and other Losses	(58,756,515)	(910,425)	—	—	—	—
Unrealized appreciation on investments(a)	100,110,783	589,050	910,710	617,693	209,968	68,156
Total accumulated earnings	$47,813,433	$(321,375)	$1,120,826	$653,569	$263,102	$214,132

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash losses.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

As of March 31, 2020, the Small-Cap Equity Fund and the Small-Cap Growth Fund had available for tax purposes an unused capital loss carryforward of $58,765,514 and $858,121, respectively, of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that this carryforward is used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Small-Cap Growth Fund had a Qualified Late Year Ordinary Loss in the amount of $52,302.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2020, Small-Cap Growth Fund had 35.64% and 28.64% of the value of its net assets invested in stocks within the Information Technology and Health Care sectors, and the Unconstrained Equity Fund had 29.76% and 26.85% of the value of its net assets in stocks within the Industrials and Consumer Discretionary sectors.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. ReFlow Liquidity Program

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on a fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of each fund’s net redemptions on a given day. ReFlow will purchase shares of a Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of each Fund. ReFlow will periodically redeem its entire share position in a Fund. For use of the ReFlow service, each Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. During the six months ended March 31, 2020, ReFlow was not utilized by the Funds.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

March 31, 2020 (Unaudited)

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value, October 1, 2019	Ending Account Value, March 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Small-Cap Equity Fund
R6 Shares	Actual	$ 1,000.00	$ 805.30	$ 3.11	0.69%

	Hypothetical(b)	$ 1,000.00	$ 1,021.55	$ 3.49	0.69%

Institutional Shares	Actual	$ 1,000.00	$ 805.00	$ 3.56	0.79%

	Hypothetical(b)	$ 1,000.00	$ 1,021.05	$ 3.99	0.79%

Investor Shares	Actual	$ 1,000.00	$ 803.50	$ 4.96	1.10%

	Hypothetical(b)	$ 1,000.00	$ 1,019.50	$ 5.55	1.10%

A Shares	Actual	$ 1,000.00	$ 805.00	$ 4.83	1.07%

	Hypothetical(b)	$ 1,000.00	$ 1,019.65	$ 5.40	1.07%

C Shares	Actual	$ 1,000.00	$ 801.40	$ 7.66	1.70%

	Hypothetical(b)	$ 1,000.00	$ 1,016.50	$ 8.57	1.70%

Small-Cap Growth Fund
R6 Shares	Actual	$ 1,000.00	$ 836.20	$ 4.13	0.90%

	Hypothetical(b)	$ 1,000.00	$ 1,020.50	$ 4.55	0.90%

Institutional Shares	Actual	$ 1,000.00	$ 835.90	$ 4.55	0.99%

	Hypothetical(b)	$ 1,000.00	$ 1,020.05	$ 5.00	0.99%

Investor Shares	Actual	$ 1,000.00	$ 834.70	$ 5.74	1.25%

	Hypothetical(b)	$ 1,000.00	$ 1,018.75	$ 6.31	1.25%

A Shares	Actual	$ 1,000.00	$ 834.60	$ 5.97	1.30%

	Hypothetical(b)	$ 1,000.00	$ 1,018.50	$ 6.56	1.30%

C Shares	Actual	$ 1,000.00	$ 832.20	$ 8.25	1.80%

	Hypothetical(b)	$ 1,000.00	$ 1,016.00	$ 9.07	1.80%

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value, October 1, 2019	Ending Account Value, March 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Mid-Cap Value Fund
R6 Shares	Actual	$ 1,000.00	$ 717.10	$ 3.43	0.80%

	Hypothetical(b)	$ 1,000.00	$ 1,021.00	$ 4.04	0.80%

Institutional Shares	Actual	$ 1,000.00	$ 716.70	$ 3.86	0.90%

	Hypothetical(b)	$ 1,000.00	$ 1,020.50	$ 4.55	0.90%

Investor Shares	Actual	$ 1,000.00	$ 715.60	$ 4.93	1.15%

	Hypothetical(b)	$ 1,000.00	$ 1,019.25	$ 5.81	1.15%

Unconstrained Equity Fund
R6 Shares	Actual	$ 1,000.00	$ 799.00	$ 4.05	0.90%

	Hypothetical(b)	$ 1,000.00	$ 1,020.50	$ 4.55	0.90%

Institutional Shares	Actual	$ 1,000.00	$ 798.40	$ 4.45	0.99%

	Hypothetical(b)	$ 1,000.00	$ 1,020.05	$ 5.00	0.99%

Small-Mid Core Equity Fund
Institutional Shares	Actual	$ 1,000.00	$ 748.20	$ 4.15	0.95%

	Hypothetical(b)	$ 1,000.00	$ 1,020.25	$ 4.80	0.95%

Micro-Cap Equity Fund
Institutional Shares	Actual	$ 1,000.00	$ 609.00	$ 7.04	1.75%

	Hypothetical(b)	$ 1,000.00	$ 1,016.25	$ 8.82	1.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Investment Advisory Agreement Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) conducted on December 11 and 12, 2019 (the “Meeting”), the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler” or the “Adviser”) as it relates to the Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”), the Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”) and the Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund” for an additional one-year term. With respect to the other series of the Trust that Fuller & Thaler advises, the Fuller & Thaler Behavioral Unconstrained Equity Fund, the Fuller & Thaler Behavioral Small-Mid Core Equity Fund and the Fuller & Thaler Behavioral Micro-Cap Equity Fund, the Board noted that the it had approved Fuller & Thaler’s Investment Advisory Agreement for each such series for an initial two-year term at a meeting held in December 2018, and that such contractual arrangements were therefore not yet subject to renewal. The Small-Cap Equity Fund, Small-Cap Growth Fund and Mid-Cap Value Fund are hereinafter collectively referred to as the “Fuller & Thaler Funds.”

Prior to the Meeting, the Trustees received and considered information from Fuller & Thaler and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement between the Trust and Fuller & Thaler, including, but not limited to: Fuller & Thaler’s combined responses to counsel’s due diligence letter and Fuller & Thaler’s supplemental responses to counsel’s supplemental requests, each requesting information relevant to the approval of the Investment Advisory Agreement; the Expense Limitation Agreement in effect whereby Fuller & Thaler has contractually committed to reduce its management fees and, if necessary, reimburse each Fuller & Thaler Fund’s operating expenses through January 31, 2021, as specified in the Expense Limitation Agreement; and Morningstar peer group expense and performance data for comparative purposes (the “Support Materials”). The Trustees reviewed the Support Materials at various times with Fuller & Thaler, Trust management, and counsel to the Independent Trustees. Representatives of Fuller & Thaler met with the Trustees and provided additional relevant information, including but not limited to: the services it currently provides to the Fuller & Thaler Funds; Fuller & Thaler’s investment philosophy; Fuller & Thaler’s distribution and marketing efforts on behalf of the Fuller & Thaler Funds; Fuller & Thaler’s rationale for the proposed advisory fees for each of the Fuller & Thaler Funds; the Adviser’s ownership structure and future plans with regard to its ownership structure; the firm’s financial statements, including information related to its profitability and balance sheets; historical and projected profitability of the Fuller & Thaler Funds, including Fuller & Thaler’s overhead allocation methodology; resources available to service the Fuller & Thaler Funds, including compliance resources; other benefits that Fuller & Thaler derived from its relationship with the Fuller & Thaler Funds; and Fuller & Thaler’s disaster recovery plan. In its considerations, the Board noted the completeness of the Support Materials that Fuller & Thaler had provided, as well as the robust discussions that had occurred with representatives of Fuller & Thaler at various times, including during the Meeting. This information, together with the information provided to and reviewed by the Board throughout the course of the year and since the inception of each of the Fuller & Thaler Funds, formed the primary, but not exclusive, basis for the Board’s determinations.

Investment Advisory Agreement Approval (Unaudited) (continued)

Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the terms of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from such counsel delineating the legal standards governing their consideration of the approval of the Investment Advisory Agreement and each Trustee’s duty of care and duty of loyalty obligations and application of fiduciary duty standards pursuant to Section 36(b) of the 1940 Act, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the Investment Advisory Agreement with respect to the Fuller & Thaler Funds, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Fuller & Thaler with respect to the Fuller & Thaler Funds; (2) the cost of the services provided and the profits realized by Fuller & Thaler from services rendered to the Trust with respect to the Fuller & Thaler Funds, both individually and collectively; (3) comparative fee and expense data for the Fuller & Thaler Funds and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the advisory fees for each Fund reflects such economies of scale for each Fund’s benefit; and (5) other financial benefits to Fuller & Thaler resulting from services rendered to the Fuller & Thaler Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports from Fuller & Thaler for the Fuller & Thaler Funds since each Fund’s inception, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision about the approval of the renewal of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to their consideration and approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Fuller & Thaler’s ongoing services to the Fuller & Thaler Funds. The Trustees noted the inclusion of fee and performance comparisons of the Fuller & Thaler Funds to each Fund’s respective Morningstar peer group category. The Trustees further noted that the peer group comparisons were filtered by total net assets so that the Fuller & Thaler Funds were compared to other similarly sized funds, and discussed the appropriateness of this comparison. Taking such information into account, including the Trustees’ discussion with representatives of Fuller & Thaler at the Meeting, and the Board’s review of the Support Materials provided in connection with the approval of the Investment Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Fuller & Thaler with respect to each Fuller & Thaler Fund, as set forth in the Investment Advisory Agreement, are fair and reasonable in light of the services Fuller & Thaler performs, the investment advisory fees that each Fuller & Thaler Fund pays and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of Investment Advisory Agreement for an additional one-year term are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Fuller & Thaler provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s

Investment Advisory Agreement Approval (Unaudited) (continued)

investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Fuller & Thaler effects on behalf of each Fund; and (5) selecting broker-dealers to execute orders on behalf of each Fund. The Trustees noted no changes to the services that Fuller & Thaler currently provides to the Fuller & Thaler Funds under the terms of the Investment Advisory Agreement. The Trustees considered Fuller & Thaler’s capitalization and its assets under management. The Trustees further considered the investment philosophy and experience of each Fund’s portfolio management team, including the firm’s expertise in behavioral finance and its proprietary behavioral finance model, which is a key component of each Fund’s investment strategy. In addition, the Trustees noted the compliance services, marketing, distribution and client relationship services that Fuller & Thaler provides on behalf of the Fuller & Thaler Funds. The Trustees compared each Fuller & Thaler Fund’s performance to its respective benchmark index and Morningstar peer group category. It was noted that while the Board reviewed Morningstar peer group and benchmark performance data compared to all of the applicable share classes offered by each respective Fund, the comparison of each Fund’s Institutional Class Shares to the Fund’s respective benchmark index and Morningstar peer group is discussed herein for consistency of presentation and because the Institutional Share Class represents the largest share class and has the longest performance history for each Fund. The Trustees considered that, for the period ended September 30, 2019:

●

The Small-Cap Equity Fund outperformed its benchmark index, the Russell 2000® Index, for the one-, three- and five-year and since inception periods. The Small-Cap Equity Fund also outperformed the median and average performance of its Small-Cap Blend Morningstar peer group category for the one-, three- and five-year periods.

●

The Small-Cap Growth Fund underperformed its benchmark index, the Russell 2000® Growth Index, for the one-year period, but outperformed its benchmark index for the since inception period. The Small-Cap Growth Fund also underperformed the median and average performance in its Small-Cap Growth Morningstar peer group category for the one-year period.

●

The Mid-Cap Value Fund outperformed its benchmark index, the Russell Midcap® Value Index, for the one-year and since inception periods. The Mid-Cap Value Fund also outperformed the median and average performance of its Mid-Cap Value Morningstar peer group category for the one-year period.

Finally, the Trustees took notice of the significant growth of assets in the Small-Cap Equity Fund and the growth of the firm overall. Taking these factors into account, the Trustees concluded that they are satisfied with the nature, extent and quality of services that Fuller & Thaler currently provides to the Fuller & Thaler Funds under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that each Fuller & Thaler Fund pays to Fuller & Thaler under the Investment Advisory Agreement. The Trustees also considered Fuller & Thaler’s profitability from the services rendered to the Fuller & Thaler Funds and noted that the Small-Cap Equity Fund is profitable. The Trustees further considered Fuller & Thaler’s commitment to contractually reduce its management fees and, if necessary, reimburse each Fuller & Thaler Fund’s operating expenses through January 31, 2021,

Investment Advisory Agreement Approval (Unaudited) (continued)

as specified in the Expense Limitation Agreement. Lastly, the Trustees noted that Fuller & Thaler subsidizes the costs of distribution services rendered to the Fuller & Thaler Funds in excess of amounts accrued and payable pursuant to the Funds’ Rule 12b-1 Distribution Plan.

Comparative Fee and Expense Data. The Trustees noted that:

●

The Small-Cap Equity Fund’s management fee was lower than the average and median of its Small-Cap Blend Morningstar peer group category. Further, the Small-Cap Equity Fund’s net and gross total expense ratios for its A Class Shares, Institutional Class Shares, Investor Class Shares, and R6 Class Shares (which reflect respectively the class expense ratios with and without fee waivers and expense reimbursements) were all lower than or equal to the average and median net and gross total expense ratios in the Small-Cap Blend Morningstar category, while the Fund’s net and gross total expense ratios for its C Class Shares were higher than the average and median net and gross total expense ratios in the same peer group category.

●

The Small-Cap Growth Fund’s management fee was lower than the average and median of its Small-Cap Growth Morningstar peer group category. Further, the Small-Cap Growth Fund’s net total expense ratios for its A Class Shares, Institutional Class Shares, Investor Class Shares, and R6 Class Shares (which reflect respectively the class expense ratios with and without fee waivers and expense reimbursements) were all lower than the average and median net total expense ratio in the Small-Cap Growth Morningstar category, while the Fund’s net total expense ratio for its C Class Shares was higher than the average and median net total expense ratios in the same peer group category. The Small-Cap Growth Morningstar Fund’s gross total expense ratio for its A Class Shares was lower than the average and equal to the median gross total expense ratio in the Small-Cap Growth Morningstar category. The gross total expense ratio of the R6 Class Shares and the Institutional Class Shares were both lower than the average and slightly higher than the median gross total expense ratio in the Small-Cap Growth category. The Small-Cap Growth Fund’s gross total expense ratio of the Investor Class Shares and the C Class Shares were both higher than average and the median gross total expense ratio in the Small-Cap Growth Morningstar category.

●

The Mid-Cap Value Fund’s management fee was higher than the average and equal to the median of its Mid-Cap Value Morningstar peer group category. Further, the Mid-Cap Value Fund’s net total expense ratio of its Institutional Class Shares and R6 Shares (which reflect respectively the class expense ratios with and without fee waivers and expense reimbursements) were lower than the average and median net total expense ratio in the Mid-Cap Value Morningstar category, while the Fund’s net total expense ratio for its Investor Class Shares was higher than the average and median net total expense ratios in the same peer group category. The Mid-Cap Value Fund’s gross total expense ratio of its Institutional Class Shares, Investor Class Shares and R6 Shares were all lower than the average and median gross total expense ratios in the same peer group category.

The Trustees further considered the fees paid by Fuller & Thaler’s separately managed accounts and sub-advisory relationships to other accounts with similar investment objectives and strategies to that of each Fuller & Thaler Funds contemplated herein, noting the differences in the services provided to those accounts compared to the services provided to each Fuller & Thaler Fund. In particular, they also noted that Fuller & Thaler has additional responsibilities with respect to the Fuller & Thaler Funds, including compliance, reporting and operational responsibilities. While recognizing that it is

Investment Advisory Agreement Approval (Unaudited) (continued)

difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to the other, the Trustees concluded that the advisory fee charged to the respective Fuller & Thaler Funds are each reasonable.

Economies of Scale. The Trustees considered whether the Fuller & Thaler Funds may benefit from any economies of scale. The Trustees noted that given the lower management fee of the Small-Cap Equity Fund, fee breakpoints would not be appropriate at the current time, and additionally, while the Fund may benefit from some economies of scale with regard to certain fees and expenses that it bears, they did not find that any material economies exist at this time with respect to advisory services. The Trustees also noted that it was not appropriate to implement fee breakpoints with regard to the management fees of the other Fuller & Thaler Funds. The Trustees considered that the other Fuller & Thaler Funds are newly organized and that an increase in assets would mostly likely not decrease the extent of advisory services that Fuller & Thaler would need to provide to the Funds at the present time. The Trustees concluded that the other Fuller & Thaler Funds are not likely to benefit from any economies of scale at this time.

Other Benefits. The Trustees considered the extent to which Fuller & Thaler utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Fuller & Thaler does utilize soft dollar arrangements consistent with the Section 28(e) safe harbor in connection with the execution of client transactions. They also noted however, that affiliated brokers are not utilized to execute the portfolio transactions of the Fuller & Thaler Funds. The Trustees concluded that, all things considered, Fuller & Thaler will not receive material additional financial benefits from services rendered to the Fuller & Thaler Funds.

FACTS	WHAT DO THE FULLER & THALER FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 912-4562

Who we are
Who is providing this notice?	Fuller & Thaler Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Fuller & Thaler Asset Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fuller & Thaler Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fuller & Thaler Funds do not jointly market.

Proxy Voting (Unaudited)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 912-4562 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Interim Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Fuller & Thaler Asset Management, Inc.

411 Borel Avenue, Suite 300

San Mateo, CA 94402

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Alta Quality Growth Fund

Institutional Shares – AQLGX

Guardian Fundamental Global Equity Fund

Institutional Shares – GFGEX

Semi-Annual Report
March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (800) 957-0681 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (800) 957-0681. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Alta Capital Management, LLC
6440 South Wasatch Boulevard, Suite 260
Salt Lake City, Utah 84121
(800) 957-0681

Shareholder Letter (Unaudited)

March 31, 2020

Dear Shareholder,

We hope you are healthy and safe. One result of the quarantine and social distancing due to the coronavirus pandemic is increased time for contemplation. Crises often evoke a need for action. The very word elicits a sense of urgency and activity. Paradoxically, this crisis requires the opposite for many of the world’s citizens. We must stop, slow down, and wait. Life distills, resulting in a core existence that can both simplify and complicate. At Alta, we spend much of our time estimating the value of the many products and experiences this world offers. Many of us are now rediscovering the value of basic things often taken for granted, including health and time together. Please practice due care as we traverse this crisis.

Like much of the business world, we at Alta Capital (and our affiliate, GuardCap Asset Management Limited) have initiated a part of our operational plans that we thought we may never need - our Business Continuity Plan. The vast majority of our team members are now working remotely, with laptops, multiple screens, and Zoom conferencing all becoming the norm within our homes. The transition has been seamless thanks to the hard work and preparedness of our operations team. Please feel free to reach out with any concerns – we are practicing social distancing while still very connected to our team members and clients.

The first quarter ended with the S&P 500® Index down 20% for the quarter and down 24% from its high on February 19, 2020. While this decline is large enough to be considered a bear market, it surprisingly is 18% above the lows reached just over one week ago, on March 23, 2020. The volatility experienced in the market has had some pundits declare our first bear market in a decade (a 20% decline from the market high) and then a new bull market (a 20% increase from market lows) just three days later. Similarly, the MSCI World Index ended the first quarter down 21%, and down nearly 24% from its high on February 12, 2020. The global stock market bounced back to end the quarter, finishing nearly 16% above the low recorded March 23, 2020.

Such volatility emphasizes the difficulty in timing the market and invokes the sage advice that has benefited investors over time: Time in the market is more important than timing the market. Also of great importance is staying true to the quality-oriented investment discipline of both funds. Quality is the cornerstone of our portfolios and has shown its tenacity to weather economic storms. Persistence in the application of the quality discipline through good as well as challenging times supports long term success.

We know that concept is easier said than done. Daniel Kahneman, a psychology professor at Princeton University, won the Nobel Prize in 2002 for his research that demonstrated “repeated patterns of irrationality, and inconsistency in the ways human beings arrive at decisions and choices when faced with uncertainty.” His research became the cornerstone of a new field of study known today as behavioral finance. We often emphasize to clients the importance of, first, setting aside what cash may be needed for the next 12 to 18 months, and with the remaining balance, constructing a financial plan that includes a diversified portfolio of investments that can increase wealth over time. We are currently witnessing

1

Shareholder Letter (Unaudited) (continued)

March 31, 2020

one of the reasons for including the cash cushion – it helps provide the discipline necessary to continue with a long-term investment strategy when economic or human crises threaten the near-term outlook.

We look forward to deepening our relationship with shareholders as they seek to achieve their long-term financial goals.

Sincerely,

Michael Tempest and Melanie Peche
Alta Capital Management, LLC

2

Investment Results (Unaudited)

Average Annual Total Returns(a) as of March 31, 2020

	Six Months	One Year	Since Inception (12/19/2018)
Alta Quality Growth Fund - Institutional Shares	-16.78%	-8.88%	3.58%
S&P 500® Index (b)	-12.31%	-6.98%	4.48%
Russell 1000® Growth Index (c)	-4.98%	0.91%	13.46%

Expense Ratios(d)
Institutional Shares
Gross	1.54%
With Applicable Waivers	0.79%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Alta Quality Growth Fund (“Alta Growth Fund”) distributions or the redemption of Alta Growth Fund shares. Current performance of the Alta Growth Fund may be lower or higher than the performance quoted. The Alta Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Alta Growth Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The Russell 1000® Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d) The expense ratios are from the Alta Growth Fund’s prospectus dated January 28, 2020. Alta Capital Management, LLC, the Alta Growth Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Growth Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Alta Growth Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the average daily net assets of the Alta Growth Fund through January 31, 2021 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Alta Growth Fund’s expense ratios as of March 31, 2020, can be found in the financial highlights.

The Alta Growth Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Alta Growth Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Alta Growth Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited)

Total Returns(a) as of March 31, 2020

Since Inception (12/19/2019)
Guardian Fundamental Global Equity Fund - Institutional Shares	-14.94%
MSCI World Index (b)	-20.42%

Expense Ratios(c)
Institutional Shares
Gross	1.95%
With Applicable Waivers	0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Fundamental Global Equity Fund (“Guardian Equity Fund”) distributions or the redemption of Guardian Equity Fund shares. Current performance of the Guardian Equity Fund may be lower or higher than the performance quoted. The Guardian Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Guardian Equity Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Guardian Equity Fund’s prospectus dated December 18, 2019. Alta Capital Management, LLC, the Guardian Equity Fund’s Adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Equity Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Guardian Equity Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.99% of the average daily net assets of the Guardian Equity Fund through January 31, 2021 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Guardian Equity Fund’s expense ratios as of March 31, 2020, can be found in the financial highlights.

The Guardian Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Guardian Equity Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Guardian Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

Portfolio Illustration (Unaudited)

March 31, 2020

Alta Quality Growth Fund Sector Holdings as of March 31, 2020.*

*	As a percentage of net assets.

5

Portfolio Illustration (Unaudited) (continued)

March 31, 2020

Guardian Fundamental Global Equity Fund Sector Holdings as of March 31, 2020.*

*	As a percentage of net assets.

Availability of Portfolio Schedules (Unaudited)

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available on the SEC’s website at http://www.sec.gov.

6

Alta Quality Growth Fund
Schedule of Investments (Unaudited)

March 31, 2020

	Shares	Fair Value
COMMON STOCKS — 99.28%

Communication Services — 16.28%
Alphabet, Inc., Class A(a)	1,350	$1,568,634
Facebook, Inc., Class A(a)	9,150	1,526,220
Walt Disney Company (The)	11,900	1,149,540
		4,244,394
Consumer Discretionary — 19.55%
Booking Holdings, Inc.(a)	910	1,224,241
Dollar Tree, Inc.(a)	6,778	497,980
Expedia Group, Inc.	15,700	883,439
Home Depot, Inc. (The)	6,000	1,120,259
TJX Companies, Inc. (The)	16,200	774,522
Ulta Beauty, Inc.(a)	3,400	597,380
		5,097,821
Energy — 2.76%
Phillips 66	13,400	718,910

Financials — 5.03%
S&P Global, Inc.	3,000	735,150
Wells Fargo & Company	20,100	576,870
		1,312,020
Health Care — 16.79%
Becton, Dickinson and Company	3,500	804,195
CVS Health Corporation	10,950	649,664
PerkinElmer, Inc.	6,700	504,376
STERIS plc	5,600	783,832
Thermo Fisher Scientific, Inc.	3,200	907,520
Zoetis, Inc.	6,200	729,678
		4,379,265
Industrials — 10.14%
Fortune Brands Home & Security, Inc.	7,700	333,025
IAA, Inc.(a)	16,000	479,360
KAR Auction Services, Inc.	35,600	427,200
Union Pacific Corporation	4,600	648,784
United Technologies Corporation	8,000	754,640
		2,643,009

See accompanying notes which are an integral part of these financial statements.	7

Alta Quality Growth Fund
Schedule of Investments (Unaudited) (continued)

March 31, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)

Information Technology — 26.88%
Adobe, Inc.(a)	1,800	$572,832
Amphenol Corporation, Class A	10,700	779,816
Apple, Inc.	6,470	1,645,256
Broadridge Financial Solutions, Inc.	7,500	711,225
Fiserv, Inc.(a)	7,050	669,680
Mastercard, Inc., Class A	3,750	905,849
Visa, Inc., Class A	5,500	886,160
Zebra Technologies Corporation, Class A(a)	4,575	839,970
		7,010,788
Materials — 1.85%
Sherwin-Williams Company (The)	1,050	482,496

Total Common Stocks/Investments — 99.28% (Cost $26,341,623)		25,888,703

Other Assets in Excess of Liabilities — 0.72%		188,462

NET ASSETS — 100.00%		$26,077,165

(a)	Non-income producing security.

8	See accompanying notes which are an integral part of these financial statements.

Guardian Fundamental Global Equity Fund
Schedule of Investments (Unaudited)

March 31, 2020

	Shares	Fair Value
COMMON STOCKS — 95.66%

Communication Services — 7.59%
Alphabet, Inc., Class A(a)	1,139	$1,323,461

Consumer Discretionary — 19.24%
Booking Holdings, Inc.(a)	604	812,573
EssilorLuxottica S.A. (France)	6,640	719,175
Nike, Inc., Class B	8,231	681,033
Tiffany & Company	3,061	396,400
Yum China Holdings, Inc. (China)	17,494	745,769
		3,354,950
Consumer Staples — 17.37%
Colgate-Palmolive Company	13,972	927,183
L’Oréal S.A. (France)	1,967	517,871
Nestlé S.A. (Switzerland)	9,513	983,050
Reckitt Benckiser Group plc (United Kingdom)	7,841	599,539
		3,027,643
Financials — 12.74%
CME Group, Inc.	6,095	1,053,886
MarketAxess Holdings, Inc.	1,498	498,190
Moody’s Corporation	3,164	669,186
		2,221,262
Health Care — 16.12%
Illumina, Inc.(a)	2,916	796,418
Novo Nordisk A/S, Class B (Denmark)	15,871	959,453
Stryker Corporation	1,244	207,114
UnitedHealth Group, Inc.	3,397	847,144
		2,810,129
Industrials — 5.21%
FANUC Corporation (Japan)	2,100	286,238
Intertek Group plc (United Kingdom)(a)	10,579	621,598
		907,836
Information Technology — 14.63%
Automatic Data Processing, Inc.	3,820	522,118
Keyence Corporation (Japan)	2,000	647,898
Mastercard, Inc., Class A	5,716	1,380,756
		2,550,772
Materials — 2.76%
Novozymes A/S, Class B (Denmark)(a)	10,526	481,039

Total Common Stocks (Cost $19,330,585)		16,677,092

See accompanying notes which are an integral part of these financial statements.	9

Guardian Fundamental Global Equity Fund
Schedule of Investments (Unaudited) (continued)

March 31, 2020

	Shares	Fair Value
MONEY MARKET FUNDS — 4.22%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Institutional Class, 0.12%(b)	736,102	$736,102

Total Money Market Funds (Cost $736,102)		736,102

Total Investments — 99.88% (Cost $20,066,687)		17,413,194

Other Assets in Excess of Liabilities — 0.12%		20,391

NET ASSETS — 100.00%		$17,433,585

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2020.

The sectors shown on the schedules of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

10	See accompanying notes which are an integral part of these financial statements.

Alta Capital Funds
Statements of Assets and Liabilities (Unaudited)

March 31, 2020

	Alta Quality Growth Fund	Guardian Fundamental Global Equity Fund
Assets
Investments in securities at fair value (cost $26,341,623 and $20,066,687)	$25,888,703	$17,413,194
Cash and cash equivalents	479,123	9,158
Receivable for fund shares sold	1,017	—
Dividends and interest receivable	14,139	11,366
Tax reclaims receivable	—	2,485
Receivable from Adviser	—	7,132
Deferred offering costs	—	10,125
Prepaid expenses	12,804	371
Total Assets	26,395,786	17,453,831
Liabilities
Payable for investments purchased	285,085	—
Payable to Adviser	3,227	—
Payable to Administrator	8,768	7,093
Payable to auditors	14,384	6,457
Payable to trustees	103	694
Other accrued expenses	7,054	6,002
Total Liabilities	318,621	20,246
Net Assets	$26,077,165	$17,433,585
Net Assets consist of:
Paid-in capital	$26,489,321	$20,431,585
Accumulated deficit	(412,156)	(2,998,000)
Net Assets	$26,077,165	$17,433,585
Institutional Shares:
Net Assets	$26,077,165	$17,433,585
Shares outstanding (unlimited number of shares authorized, no par value)	2,562,936	2,050,982
Net asset value, offering and redemption price per share	$10.17	$8.50

See accompanying notes which are an integral part of these financial statements.	11

Alta Capital Funds
Statements of Operations (Unaudited)

For the six months ended March 31, 2020

	Alta Quality Growth Fund	Guardian Fundamental Global Equity Fund(a)
Investment Income
Dividend income (net of foreign taxes withheld of $— and $3,700)	$151,405	$71,902
Interest income	5,316	—
Total investment income	156,721	71,902
Expenses
Adviser	109,643	43,765
Administration	25,198	13,575
Legal	9,450	5,905
Audit and tax preparation	9,234	6,457
Trustee	7,302	4,444
Compliance services	7,000	3,950
Transfer agent	6,000	3,386
Report printing	3,489	2,074
Registration	3,231	20
Offering	2,715	3,589
Custodian	2,024	1,624
Organizational	—	15,000
Miscellaneous	11,697	5,954
Total expenses	196,983	109,743
Fees contractually waived and expenses reimbursed by Adviser	(81,765)	(55,678)
Net operating expenses	115,218	54,065
Net investment income	41,503	17,837
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	292,014	(338,965)
Net realized loss on foreign currency translations	—	(8,153)
Net change in unrealized depreciation of investment securities	(5,169,953)	(2,653,489)
Net realized and change in unrealized loss on investments	(4,877,939)	(3,000,607)
Net decrease in net assets resulting from operations	$(4,836,436)	$(2,982,770)

(a)	For the period December 19, 2019 (commencement of operations) to March 31, 2020.

12	See accompanying notes which are an integral part of these financial statements.

Alta Capital Funds
Statements of Changes in Net Assets

	Alta Quality Growth Fund
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Period Ended September 30, 2019(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$41,503	$84,414
Net realized gain on investment securities transactions	292,014	462,811
Net change in unrealized appreciation (depreciation) of investment securities	(5,169,953)	4,717,033
Net increase (decrease) in net assets resulting from operations	(4,836,436)	5,264,258
Distributions to Shareholders from:
Earnings	(840,020)	—
Total distributions	(840,020)	—
Capital Transactions - Institutional Shares
Proceeds from shares sold	4,366,038	22,186,666
Reinvestment of distributions	656,317	—
Amount paid for shares redeemed	(714,550)	(5,108)
Net increase in net assets resulting from capital transactions	4,307,805	22,181,558
Total Increase (Decrease) in Net Assets	(1,368,651)	27,445,816
Net Assets
Beginning of period	$27,445,816	$—
End of period	$26,077,165	$27,445,816
Share Transactions - Institutional Shares
Shares sold	385,291	2,184,019
Shares issued in reinvestment of distributions	50,139	—
Shares redeemed	(56,098)	(415)
Net increase in shares	379,332	2,183,604

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

See accompanying notes which are an integral part of these financial statements.	13

Alta Capital Funds
Statements of Changes in Net Assets (continued)

Guardian Fundamental Global Equity Fund
For the Period Ended March 31, 2020(a) (Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$17,837
Net realized loss on investment securities transactions	(347,118)
Net change in unrealized depreciation of investment securities	(2,653,489)
Net decrease in net assets resulting from operations	(2,982,770)
Distributions to Shareholders from:
Earnings	(15,230)
Total distributions	(15,230)
Capital Transactions - Institutional Shares
Proceeds from shares sold	20,420,010
Reinvestment of distributions	11,575
Net increase in net assets resulting from capital transactions	20,431,585
Total Increase in Net Assets	17,433,585
Net Assets
Beginning of period	$—
End of period	$17,433,585
Share Transactions - Institutional Shares
Shares sold	2,049,823
Shares issued in reinvestment of distributions	1,159
Net increase in shares	2,050,982

(a)	For the period December 19, 2019 (commencement of operations) to March 31, 2020.

14	See accompanying notes which are an integral part of these financial statements.

Alta Quality Growth Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$12.57		$10.00
Investment operations:
Net investment income	0.02		0.04
Net realized and unrealized gain (loss) on investments	(2.04)		2.53
Total from investment operations	(2.02)		2.57
Distributions from:
Net investment income	(0.05)		—
Net realized gains	(0.33)		—
Total from distributions	(0.38)		—
Net asset value, end of period	$10.17		$12.57
Total Return(b)	(16.78	)%(c)	25.70	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$26,077		$27,446
Before waiver or recoupment:
Ratio of expenses to average net assets	1.35	%(d)	1.54	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.79	%(d)	0.79	%(d)
Ratio of net investment income to average net assets	0.28	%(d)	0.45	%(d)
Portfolio turnover rate	13	%(c)	16	%(c)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Alta Quality Growth Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.	15

Guardian Fundamental Global Equity Fund – Institutional Shares
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended March 31, 2020(a) (Unaudited)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(1.50)
Total from investment operations	(1.49)
Distributions from:
Net investment income	(0.01)
Total from distributions	(0.01)
Net asset value, end of period	$8.50
Total Return(b)	(14.94	)%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$17,434
Before waiver or recoupment:
Ratio of expenses to average net assets	2.01	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.99	%(d)
Ratio of net investment income to average net assets	0.33	%(d)
Portfolio turnover rate	4	%(c)

(a)	For the period December 19, 2019 (commencement of operations) to March 31, 2020.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Guardian Fundamental Global Equity Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

16	See accompanying notes which are an integral part of these financial statements.

Alta Capital Funds
Notes to the Financial Statements (Unaudited)

March 31, 2020

NOTE 1. ORGANIZATION

The Alta Quality Growth Fund (“Alta Growth Fund”) and the Guardian Fundamental Global Equity Fund (“Guardian Equity Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds’ investment adviser is Alta Capital Management, LLC (the “Adviser”). The investment objective of the Alta Growth Fund is to seek long-term growth of capital with lower than market volatility. The investment objective of the Guardian Equity Fund is to provide long-term capital appreciation.

Each Fund currently offers one class of shares, Institutional Shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

17

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Withholding taxes on foreign dividends have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment

18

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Organization and Offering Costs – The Adviser advanced some of the Funds’ organization and initial offering costs and was subsequently reimbursed by the Funds. Costs of $13,452 and $13,714 incurred in connection with the offering and initial registration of the Alta Growth Fund and Guardian Equity Fund, respectively, have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. As of March 31, 2020, there were $0 and $10,125 in unamortized offering costs remaining in the Alta Growth Fund and Guardian Equity Fund, respectively. Costs of $15,000 incurred in connection with the organization of the Guardian Equity Fund were expensed as incurred.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

19

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to

20

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

the Trust’s Fair Value Guidelines would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before each Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2020:

Alta Growth Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$25,888,703	$—	$—	$25,888,703
Total	$25,888,703	$—	$—	$25,888,703

Guardian Equity Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$16,677,092	$—	$—	$16,677,092
Money Market Funds	736,102	—	—	736,102
Total	$17,413,194	$—	$—	$17,413,194

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% and 0.80% of the average daily net assets of the Alta Growth Fund and the Guardian Equity Fund, respectively. For the six months ended March 31, 2020, the Adviser earned fees of $109,643 from the Alta Growth Fund. For the period December 19, 2019 (commencement of operations) to March 31,

21

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

2020, the Adviser earned fees of $43,765 from the Guardian Equity Fund. At March 31, 2020, the Alta Growth Fund owed the Adviser $3,227 and the Adviser owed the Guardian Equity Fund $7,132 pursuant to the expense limitation agreement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of each Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the Alta Growth Fund’s and 0.99% of the Guardian Equity Fund’s average daily net assets through January 31, 2021 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This Expense Limitation agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time.

As of March 31, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through	Alta Growth Fund	Guardian Equity Fund
September 30, 2022	$140,982	$—
March 31, 2023	81,765	55,678

In rendering investment advisory services to the Guardian Equity Fund, the Adviser will use the resources of GuardCap Asset Management Limited (U.K.) (“GuardCap”), a non-US affiliate of the Adviser that is not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of a Participating Affiliate Memorandum of Understanding (“MOU”) between the Adviser and GuardCap, GuardCap is considered to be a “Participating Affiliate” of the Adviser, as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser. Under the same MOU, GuardCap and its employees who provide advisory and related services to the Guardian Equity Fund are considered to be “associated persons” of the Adviser, as that term is defined in the Advisers Act, for purposes of the Adviser’s required supervision.

22

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the six months ended March 31, 2020, fees incurred for these, and the amounts due to the Administrator at March 31, 2020 were as follows:

	Alta Growth Fund	Guardian Equity Fund(a)
Administration / fund accounting	$25,198	$13,575
Transfer agent	6,000	3,386
Compliance services	7,000	3,950
Payable to Administrator	8,768	7,093

(a)	For the period December 19, 2019 (commencement of operations) to March 31, 2020.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

	Alta Growth Fund	Guardian Equity Fund(a)
Purchases	$7,392,536	$20,424,978
Sales	$3,604,301	$755,428

(a)	For the period December 19, 2019 (commencement of operations) to March 31, 2020.

23

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

There were no purchases or sales of long-term U.S. government obligations in the Funds during the period ended March 31, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At March 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Alta Growth Fund	Guardian Equity Fund
Gross unrealized appreciation	$2,289,721	$46,510
Gross unrealized depreciation	(2,742,641)	(2,700,003)
Net unrealized appreciation/(depreciation) on investments	$(452,920)	$(2,653,493)
Tax cost of investments	$26,341,623	$20,066,687

At September 30, 2019, the Alta Growth Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Alta Growth Fund
Undistributed ordinary income	$547,267
Unrealized appreciation on investments	4,717,033
Total accumulated earnings	$5,264,300

NOTE 7. SECTOR RISK

If the Alta Growth Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Alta Growth Fund than would be the case if the Alta Growth Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Alta Growth Fund and increase the volatility of the Alta Growth Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Alta Growth Fund’s portfolio will be adversely affected. As of March 31, 2020, the Alta Growth Fund had 26.88% of the value of their net assets invested in securities within the Information Technology sector.

24

Alta Capital Funds
Notes to the Financial Statements (Unaudited) (continued)

March 31, 2020

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At March 31, 2020, Alexandria Bancorp Limited owned 79.7% and 97.6% of the Alta Growth Fund and the Guardian Equity Fund, respectively. As a result, Alexandria Bancorp Limited may be deemed to control the Funds.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

25

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

26

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period	Annualized Expense Ratio
Alta Quality Growth Fund
Institutional Shares	Actual	$ 1,000.00	$ 832.20	$ 3.62(a)	0.79%

	Hypothetical(b)	$ 1,000.00	$ 1,021.05	$ 3.99(a)	0.79%

Guardian Fundamental Global Equity Fund
Institutional Shares	Actual	$ 1,000.00	$ 850.60	$ 2.58(c)	0.99%

	Hypothetical(b)	$ 1,000.00	$ 1,020.05	$ 5.00(a)	0.99%

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.
(c)

Expenses are equal to the Guardian Fundamental Global Equity Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 103/366 (to reflect the period since commencement of operations on December 19, 2019).

Investment Advisory and Subadvisory Agreement Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on December 11 and 12, 2019, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved for an initial two-year period the following advisory agreements and related arrangements with respect to the Guardian Fundamental Global Equity Fund (the “Guardian Equity Fund”), a series of the Trust:

●	The Investment Advisory Agreement between the Trust and Alta Capital Management LLC (“Alta”) (the “Investment Advisory Agreement”);

●

A “participating affiliate” fund management structure pursuant to a Participating Affiliate Memorandum of Understanding (the “Participating Affiliate Structure”) among Alta, Guardian Capital LP (“Guardian”) and GuardCap Asset Management Limited (U.K.) (“GuardCap”), each an affiliated entity under common control of Guardian Capital Group Limited; and

●

A Subadvisory Agreement between Alta and GuardCap (the “Subadvisory Agreement”) to become effective at such time that GuardCap’s status as a U.S. registered investment adviser is approved by the U.S. Securities and Exchange Commission (the “SEC”), and upon appropriate notification to the Board by Alta that it desires to proceed with effectuating the Subadvisory Agreement.

27

Investment Advisory and Subadvisory Agreement Approval
(Unaudited) (continued)

With respect to the consideration and the approval of the Investment Advisory Agreement with Alta on behalf of the Alta Quality Growth Fund, a series of the Trust, the Board noted that it had approved the Investment Advisory Agreement for an initial two-year term at a meeting held in December 2018, and therefore, was not subject to renewal at this time.

Prior to the meeting, the Trustees received and considered information from Alta, GuardCap and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Alta, the Participating Affiliate Structure and the proposed Subadvisory Agreement between Alta and GuardCap. Such information included, but was not limited to, Alta’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, GuardCap’s response to counsel’s due diligence letter requesting information relevant to the approval of the Subadvisory Agreement, the Expense Limitation Agreement between the Trust and Alta on behalf of the Guardian Equity Fund whereby Alta contractually agreed to reduce its management fees and, if necessary, reimburse the Fund’s operating expenses through January 31, 2021, as specified in the Expense Limitation Agreement; and certain Morningstar peer group expense data for comparison purposes (collectively, the “Support Materials”). At various times, the Trustees reviewed the Support Materials with representatives of Alta, GuardCap and Guardian, Trust management, and with counsel to the Independent Trustees. The Trustees noted the completeness of the Support Materials provided by Alta and GuardCap, which included both responses and materials provided in response to initial and supplemental due diligence requests. Representatives from Alta, Guardian and GuardCap met with the Trustees and provided further information, including but not limited to, the services that Alta proposed to provide to the Guardian Equity Fund and the proposed management fee for those services, the proposed subadvisory fee negotiated between Alta and GuardCap, each of Alta and GuardCap’s investment philosophy and investment strategy as it relates to the Guardian Equity Fund, the portfolio management, research and other resources of GuardCap that may be utilized under the Participating Affiliate Structure, resources available to Alta and GuardCap to service the Fund, including compliance resources, Alta’s oversight of GuardCap, the business and marketing strategy for the Guardian Equity Fund, other investment strategies managed by each of Alta and GuardCap, each firm’s ownership structure and financial condition as reflected in its financial statements, projected profitability and other benefits that Alta and GuardCap may derive from its relationship to the Guardian Equity Fund. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Investment Advisory Agreement, the Participating Affiliate Structure and the Subadvisory Agreement, the Trustees reviewed the terms and the form of each agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. With respect to the Participating Affiliate Structure, the Trustees considered the proposed “participating affiliate” arrangement as that term is

28

Investment Advisory and Subadvisory Agreement Approval
(Unaudited) (continued)

described in a series of no-action letters issued by the SEC, and commonly referred to as the “Unibanco no-action letters,” wherein U.S. registered investment advisers are permitted to utilize portfolio management or research resources of unregistered non-U.S. advisory affiliates, subject to the regulatory supervision of the registered investment adviser. They noted that under such an arrangement, GuardCap is considered a “participating affiliate” of Alta and GuardCap’s employees are considered “associated persons” of Alta, as that term is defined in Section 202(a)(17) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). With respect to the Subadvisory Agreement, the Trustees considered that GuardCap has applied to the SEC for registration as a U.S. investment adviser, that GuardCap’s registration is still pending approval by the SEC, and that the effectiveness of the Subadvisory Agreement is conditioned upon the SEC granting GuardCap’s registration as a U.S. investment adviser, as well as notification to the Board of Alta’s intention to effectuate the Subadvisory Agreement with GuardCap. The Trustees received and discussed a memorandum from counsel delineating each Trustee’s duty of care and duty of loyalty obligations and application of the fiduciary duty standards of Section 36(b) of the 1940 Act, all of which govern their consideration of the Investment Advisory Agreement, the Participating Affiliate Structure and the Subadvisory Agreement. In addition, the memorandum described the various factors that the SEC and U.S. Courts over the years have suggested are appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the Investment Advisory Agreement, the Participating Affiliate Structure and the Subadvisory Agreement, the Trustees considered all factors they believed relevant with respect to the Guardian Equity Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Alta and GuardCap; (2) the cost of the services to be provided and the profits to be realized by Alta and GuardCap from services rendered to the Trust with respect to the Guardian Equity Fund; (3) comparative fee and expense data for the Guardian Equity Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Guardian Equity Fund grows and whether the advisory fee and subadvisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Alta and GuardCap resulting from services to be rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as Alta’s and GuardCap’s presentations, and noting additional discussions with representatives of Alta, Guardian and GuardCap that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the Investment Advisory Agreement, the Participating Affiliate Structure

29

Investment Advisory and Subadvisory Agreement Approval
(Unaudited) (continued)

and the Subadvisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, the Participating Affiliate Structure and the Subadvisory Agreement, which incorporated and reflected their knowledge of Alta’s and GuardCap’s services to be provided to the Guardian Equity Fund. Based upon the discussions with representatives of Alta, Guardian and GuardCap, and the Support Materials provided, the Board concluded that: (1) the overall arrangements between the Trust and Alta as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Alta will perform, the investment advisory fees that the Guardian Equity Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment; (2) the overall arrangements among Alta, Guardian and GuardCap as set forth in the Affiliated Participating Structure are fair and reasonable in light of the services that GuardCap will perform and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment; and (3) the overall arrangements between Alta and GuardCap as set forth in the Subadvisory Agreement are fair and reasonable in light of the services GuardCap will perform, the subadvisory fees that Alta will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgement. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Alta will provide with respect to the Guardian Equity Fund, which include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Guardian Equity Fund’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Guardian Equity Fund’s assets consistent with its investment objective and investment policies; (3) directly managing the Guardian Equity Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (4) voting or overseeing the voting of all proxies with respect to the Guardian Equity Fund’s portfolio securities; (5) maintaining or overseeing the maintenance of the required books and records for transactions effected by Alta on behalf of the Guardian Equity Fund; (6) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Guardian Equity Fund; (7) conducting in-house proprietary quantitative analysis and fundamental research; (8) providing support to institutional clients and financial advisory partners; (9) providing compliance management and oversight; and (10) providing marketing support. The Trustees considered Alta’s own capitalization separately and its assets under management and the long-term positive performance of GuardCap’s investment strategy. The Trustees discussed the ownership structure of Alta, which is owned 70% by Guardian. The Trustees considered the extensive investment industry experience of Alta’s portfolio management team, noting that under the Participating Affiliate Structure, GuardCap’s portfolio management staff would be acting as dual-hat employees of Alta,

30

Investment Advisory and Subadvisory Agreement Approval
(Unaudited) (continued)

and would be supervised by Alta. In this regard, the Trustees also considered the extensive industry experience of GuardCap’s portfolio management team. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Alta proposes to provide to the Guardian Equity Fund under the Investment Advisory Agreement.

With respect to the Subadvisory Agreement, the Trustees considered the scope of services that GuardCap would provide with respect to the Guardian Equity Fund, which include but are not limited to the following: (1) investing or overseeing the investment of the Guardian Equity Fund’s assets consistent with its investment objective and investment policies; (2) directly managing the Guardian Equity Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting or overseeing the voting of all proxies with respect to the Guardian Equity Fund’s portfolio securities; (4) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Guardian Equity Fund; (5) conducting in-house proprietary quantitative analysis and fundamental research; (6) providing support to institutional clients and financial advisory partners; and (7) providing marketing support. The Trustees considered GuardCap’s own capitalization separately, its assets under management and the long-term positive performance of GuardCap’s investment strategy as it relates to the Guardian Equity Fund. The Trustees discussed the ownership structure of GuardCap, which is wholly owned by Guardian. The Trustees considered the extensive investment industry experience of GuardCap’s portfolio management team. The Trustees concluded that they were satisfied with the nature, extent and quality of services that GuardCap proposes to provide to the Guardian Equity Fund under the Subadvisory Agreement.

Cost of Advisory Services and Profitability. With respect to the Investment Advisory Agreement, the Trustees considered the proposed annual management fee that the Guardian Equity Fund will pay to Alta, as well as Alta’s pro forma profitability analysis for services that it will render to the Guardian Equity Fund. In this regard, the Trustees noted the commitment by Alta pursuant to an Expense Limitation Agreement, and emphasized that Alta had contractually agreed to reduce its management fees, and if necessary, to reimburse the Alta Fund for its operating expenses, to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed the amount specified in the Expense Limitation Agreement through January 31, 2021. The Trustees considered the break-even points projected by Alta in order for it to begin to realize a profit with regard to the Guardian Equity Fund. The Trustees further considered the overall financial condition of Alta as it relates to the firm’s financial ability to support the Guardian Equity Fund. The Trustees concluded that Alta’s projected profitability with respect to its advisory relationship with the Guardian Equity Fund is reasonable.

31

Investment Advisory and Subadvisory Agreement Approval
(Unaudited) (continued)

With respect to the Subadvisory Agreement, the Trustees considered the proposed annual subadvisory fee that Alta will pay to GuardCap, as well as GuardCap’s pro forma profitability analysis for services that it will render to the Guardian Equity Fund. The Trustees considered that under the terms of the Subadvisory Agreement, GuardCap had agreed to contractually waive 20 basis points of its subadvisory fee until the assets of the Guardian Equity Fund reach $100 million. The Trustees considered the break-even points discussed by GuardCap in order for it to begin to realize a profit with regard to the Guardian Equity Fund. The Trustees further considered the overall financial condition of GuardCap as it considered the firm’s financial ability to provide the services required as the Fund’s subadviser. The Trustees concluded that GuardCap’s projected profitability with respect to its subadvisory relationship with the Guardian Equity Fund is reasonable, and that GuardCap has sufficient financial resources to perform its obligations under the subadvisory agreement.

Comparative Fee and Expense Data. The Trustees reviewed and discussed with Alta the advisory fee and contractual expenses of the Guardian Equity Fund as compared to those of funds in the Foreign Large Growth Morningstar peer group category and the Adviser’s custom peer group. It was noted that the Foreign Large Growth Morningstar peer group comparison was filtered by total net assets so that the Guardian Equity Fund was compared to other similarly sized funds, and the appropriateness of this comparison was discussed. The Trustees also discussed the appropriateness of the Foreign Large Growth Morningstar peer group category selected for the comparison. The Trustees noted that the Guardian Equity Fund’s proposed management fee was equal to the median and lower than the average management fees reported for the Foreign Large Growth Morningstar peer group category. With regard to the Adviser’s custom peer group, the Trustees noted that the Guardian Equity Fund’s proposed management fee was higher than the median and average management fee of this peer group. In addition, they considered that the anticipated total gross expense ratio of the Guardian Equity Fund was lower than the average and median total gross expense ratio reported for the same Morningstar peer group category. With regard to the Adviser’s custom peer group, they noted that the Guardian Equity Fund’s anticipated total gross expense ratio was higher than the average and median reported. The Trustees also noted that the Guardian Equity Fund’s total net expense ratio (inclusive of fee waivers and expense reimbursements) was higher than the average and lower than the median of both the Foreign Large Growth Morningstar peer group category and the Adviser’s custom peer group. The Trustees also compared the proposed Guardian Equity Fund’s management fee against fees charge by Alta to its separately managed accounts with a similar investment strategy. They noted that while the fee structure charged to separately managed accounts is lower than the proposed management fee of the Guardian Equity Fund, the extent and nature of services performed on behalf of the Fund is different. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, and from one investment vehicle type to another, the Trustees concluded that Alta’s proposed management fee is reasonable at this time.

32

Investment Advisory and Subadvisory Agreement Approval
(Unaudited) (continued)

It was noted that GuardCap discussed the subadvisory fee and contractual expenses of the Guardian Equity Fund as compared to those of funds that GuardCap manages across the rest of its business. The Trustees noted that the Guardian Equity Fund’s proposed subadvisory fee is lower than the fee that GuardCap charges to its other subadvised entities or separately managed accounts. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, and from one investment vehicle type to another, the Trustees concluded that GuardCap’s proposed subadvisory fee is reasonable at this time.

Economies of Scale. The Trustees considered whether the Guardian Equity Fund would benefit from any economies of scale with respect to the services provided by Alta, noting that breakpoints to Alta’s management fee for advisory services rendered on behalf of the Guardian Equity Fund were not appropriate at this time. The Trustees also considered that the subadvisory fee to be paid by Alta to GuardCap pursuant to the Subadvisory Agreement does not contain breakpoints and determined that breakpoints are not appropriate at this time. The Trustees noted that the Guardian Equity Fund is newly organized and that an increase in assets would mostly likely not decrease the extent of advisory services that Alta and GuardCap would need to provide to the Guardian Equity Fund at the present time. The Trustees concluded that the Guardian Equity Fund is not likely to benefit from any economies of scale at this time.

Other Benefits. The Trustees noted that Alta and GuardCap each confirmed that they will not utilize soft dollar arrangements with respect to portfolio transactions in the Guardian Equity Fund, and that neither firm anticipates the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that neither Alta nor GuardCap will receive any other material financial benefits from services rendered to the Guardian Equity Fund.

Other Considerations. The Trustees also considered potential conflicts of interest for both Alta and GuardCap. The Trustees considered that pursuant to the Participating Affiliate Structure, GuardCap’s portfolio management staff would be working as employees of Alta, and therefore, the Guardian Equity Fund, via a dual-hat arrangement. Based on representations received from each of Alta and GuardCap, the Trustees concluded that no conflicts of interest currently exist that could adversely impact the Guardian Equity Fund, and that each firm has policies and procedures in place to address such conflicts of interest should they arise in the future.

33

FACTS	WHAT DO THE ALTA CAPITAL FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 957-0681

34

Who we are
Who is providing this notice?	Alta Capital Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do Alta Capital Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do Alta Capital Funds collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Alta Capital Management, LLC., the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Funds do not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not jointly market.

35

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Proxy Voting (Unaudited)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Funds at (800) 957-0681 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Alta Capital Management, LLC

6440 South Wasatch Boulevard, Suite 260

Salt Lake City, Utah 84121

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.

NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services.

NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1)	NOT APPLICABLE – disclosed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	5/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	5/27/2020

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	5/27/2020